EXHIBIT 10.1

PORTSIDE YACHTING CENTER

LEASE AGREEMENT

Diversified Health & Fitness, Inc.

Table of Contents

Page

1.	Definitions; Lease Provisions	1
2.	Lease Grant.	4
3.	Lease Term.	4
4.	Use; Signage; Utilities.	5
5.	Rent.	5
6.	Real Estate Taxes and Operating Expenses.	6
7.	Services to be Furnished by Landlord.	10
8.	Parking.	11
9.	Maintenance and Repair of Premises by Landlord.	12
10.	Repair and Maintenance Obligations of Tenant.	12
11.	Alterations by Tenant.	13
12.	Peaceful Enjoyment.	14
13.	Surrender; Holding Over.	15
14.	Compliance and Hazardous Materials.	15
15.	Building Rules and Regulations.	16
16.	Entry by Landlord.	16
17.	Assignment and Subletting.	16
18.	Construction Liens.	18
19.	Insurance.	18
20.	Indemnity; Limitation of Liability.	20
21.	Waiver of Subrogation Rights.	21
22.	Casualty Damage.	21
23.	Condemnation.	22
24.	Events of Default; Remedies.	23

i

25.	Subordination to Mortgage; Attornment.	25
26.	Estoppel Certificates.	26
27.	Attorneys’ Fees.	26
28.	No Implied Waiver.	26
29.	Landlord’s Liability.	27
30.	Security Deposit.	27
31.	Notice.	27
32.	Severability.	28
33.	Recordation.	28
34.	Governing Law; Immunity; Service of Process; Jurisdiction.	28
35.	Force Majeure.	29
36.	Time of Performance.	29
37.	Brokers.	29
38.	Effect of Delivery of this Lease.	29
39.	Relocation.	29
40.	Captions; Construction.	29
41.	Binding Effect, Prior Agreements and Modification.	30
42.	Statutory Notice Requirement.	30
43.	Waiver of Trial by Jury.	30
44.	Financial Statements.	30
45.	Representations; Authority.	30
46.	Tenant’s Acceptance Letter.	31
47.	Bankruptcy.	31
48.	No Partnership.	32
49.	Third Party Rights.	32

50.	Reservations.	32
51.	Counterparts, Facsimiles.	32
52.	Survival.	32
53.	Alterations.	32
54.	Redevelopment.	32

EXHIBIT LIST

EXHIBIT “A”

LEGAL DESCRIPTION OF PROPERTY

EXHIBIT “B”

FLOOR PLAN OF PREMISES

EXHIBIT “C”

RULES AND REGULATIONS

EXHIBIT “D”

GUARANTY OF LEASE

EXHIBIT “E”

TENANT ACCEPTANCE LETTER

EXHIBIT “F”

ALTERATIONS WORK LETTER

PORTSIDE YACHTING CENTER

LEASE AGREEMENT

THIS LEASE AGREEMENT (this “Lease”), is made and entered into as of August 8, 2008, by and between PORTSIDE YACHTING CENTER LLC, a Florida limited liability company, with an address at 1850 S.E. 17th Street Causeway, Suite 108, Ft. Lauderdale, Florida 33316 (“Landlord”) and Diversified Health & Fitness, Inc. (“Tenant”), a Florida corporation.

1.

DEFINITIONS; LEASE PROVISIONS

(a)

Basic Lease Provisions and Certain Definitions. For purposes of this Lease, the following terms have the indicated meanings:

(i)

“Building” means the building located at 1850 S.E. 17th Street Causeway, Ft. Lauderdale, Florida 33316, which is located upon the Property.

(ii)

“Premises” means Suite No. “203” located on the First Floor of the Building and outlined on the floor plan attached to this Lease as Exhibit “B”.

(iii)

“Initial Base Rent” means $22.00 per Square Footage of the Premises, as defined.

(iv)

“First Year Base Rent” will be the product of (i) the Initial Base Rent and (ii) the Rentable Area of the Premises.

(v)

“Rent Commencement Date” means September l, 2008, except as may be specifically modified in the Lease).

(vi)

“Rentable Area of the Premises” or “Square Footage of the Premises” is conclusively deemed by Landlord’s architect to mean 2,840 square feet and is calculated using a stipulated common area factor.

(vii)

“Lease Term” means a term commencing on the Rent Commencement Date and continuing for 72 calendar months (plus any partial calendar month in which the Rent Commencement Date falls).

(viii)

“Option Period” means none.

(ix)

“Rent” includes Base Rent and Additional Rent as described in Section (5) and (6) herein. For the year 2008, the Additional Rent is estimated at $10.67 per square foot of Premises area.

(x)

“Security Deposit” means the sum of $4,000 due and payable on the date hereof.

(xi)

“Prepaid Rent” mea ns the sum of $  N/A   being the sum of the first month’s “Rent”, calculated on the total Rentable Area of the Premises due and payable on the date hereof.

(xii)

“Tenant’s Proportionate Share” means that percentage derived from di viding the Rentable Area of the Premises as defined above by 86,100 square feet, being 3.30%.

(xiii)

 “Parking Spaces” means nine (9) unassigned parking spaces in the parking area on the Property subject to the provisions of Section 8 c.

(xiv)

 “Permitted Use” means solely general office use and showroom as genera l office and no other use or purpose.

(xv)

 “Name and Address of Tenant for Notices” means “Diversified Health & Fitness, Inc.” with a copy to: 1850 S E 17th Street, Suite 203, Fort Lauderdale, FL 33316

(b)

Other Lease Definitions.

(i)

“Base Rent” means the Initial Base Rent, as adjusted pursuant to Section S(c).

(ii)

“Common Areas” means the Tenant Non-Exclusive Common Areas and any service areas such as building stairs, elevator shafts, flues, vents, ducts, chases, stacks, pipe shafts, risers, raceways, and other vertical penetrations, mechanical rooms (containing machinery, equipment or controls for the air conditioning, security, telecommunications, elevators, and other systems in the Complex), janitorial closets, electrical and telephone closets, and other similar facilities.

(iii)

“Complex” means the Building the Parking Facility, the Common Areas and all other improvements located in, on, under or adjacent to the Property designated as the Complex from time to time by Landlord. At the option of Landlord, from time to time, any of the properties in the Complex other than the Building, may be included or excluded from the definition of Complex.

(iv)

“Hazardous Material(s)” means any substances defined as or included in the definition of “hazardous substances”, “hazardous wastes”, “hazardous materials”, “toxic substances”, “contaminants” or words of similar import under applicable Legal Requirements, including, without limitation, oil and petroleum products, natural or synthetic gas, polychlorinated biphenyls, asbestos in any form, urea formaldehyde, radon gas, or the emission of non-ionizing radiation, microwave radiation or electromagnetic fields at levels in excess of those, if any, specified by any Legal Authority or which may cause a health hazard or danger to property, or the emission of any form of ionizing radiation, or any substance which is toxic, explosive, corrosive, flammable, infectious, radioactive, mutagenic or otherwise hazardous or any other pollution under any applicable Legal Requirements. Hazardous Materials shall not include reasonable quantities of conventional cleaning and office supplies used in a normal office environment and in compliance with all Legal Requirements.

(v)

“Interest Rate” means the lesser of (1) 18% per annum or (2) the highest rate per annum the Party obligated for such payment may pay under then applicable usury laws.

(vi)

“Landlord’s Broker” means none.

(vii)

“Lease Year” means each consecutive 12 full calendar month period of the Lease Term, beginning on the Rent Commencement Date, except that the first Lease Year shall include any portion of a calendar month during which the Rent Commencement Date occurs (if the Rent Commencement Date does not occur on the first day of the month) and the last Lease Year of the Lease Term shall be the Lease Year during which the Lease Term expires, regardless of its length.

(viii)

“Legal Authority” means any domestic or foreign federal, state, county, municipal, or other government or governmental or quasi-governmental department, commission, board, bureau, court, agency, or instrumentality having jurisdiction or authority over Landlord, Tenant and/or all or any part of the Premises or the Property.

(ix)

“Legal Requirements” mea ns any law, statute, code, rule, regulation, ordinance, order, judgment, decree, writ, injunction, franchise, permit, certificate, license (including any beer, wine or liquor license), authorization, registration, or other direction or requirement of any Legal Authority, including, without l imitation, the Americans with Disabilities Act (“ADA”), which is now or in the future applicable to the Premises or the Property, including those not within the present contemplation of the Parties; and the provisions of any applicable insurance policies in effect with respect to the Premises or the Property.

(x)

“Mortgage” has the meaning indicated in Section 25.

(xi)

“Mortgagee” means the holder of any Mortgage or pledged interests in ownership in Land lord (i.e., also called mezzanine lender) and includes the parties described in Section 16.

(xii)

“Normal Business Hours” for the Building means 8:00 a.m. to 6:00 p. m. Mondays through Fridays and 9:00 a.m. to 5:00 p.m. Saturdays, and Sundays exclusive of normal business holidays and state and federal holidays.

(xiii)

“Parking Facility” means the surface parking area on the Property and any parking garage which may subsequently be constructed by Landlord at its sole option. The Parking Facility is a part of the Complex and may include, without limitation, and any off-site property acquired (by purchase or lease) by Landlord for the purpose of providing additional parking for tenants, their employees and/or customers.

(xiv)

“Party” means either, and “Parties” means both, Landlord and Tenant

(xv)

“Property” means the real property described in Exhibit “A”.

(xvi)

“Tenant Improvements” shall include t hose improvements constructed or installed on the Premises by or for Tenant.

(xvii)

“Tenant Non-Exclusive Common Areas” (as existing or as may subsequently be enlarged or reduced) means areas and improvements in the Property made available from time to time by Land lord, as appropriate, for the common use or benefit of Landlord; Tenant and other tenants, occupants and users of the Property, including, but not limited to: (A) all such areas within or adjacent to the exterior walls of the buildings in the Complex devoted to corridors, elevator foyers, escalators, vending areas, restrooms, and (B) any such common roadways, service areas, driveways, access roads, decks, parking areas and facilities (including the Parking Facility) areas of ingress and egress, sidewalks and other pedestrian ways, bridges, corridors, enclosed or exterior malls, elevators, escalators, stairways, comfort and first aid stations, public washrooms, lobby areas (whether at ground level or otherwise), courts, parcel pick-up stations and other facilities or areas and improvements in the Property.

(xviii)

“Tenant’s Broker” shall mean    N/A                    .

(xix)

“Rent Credit” shall mean a total equal to $0.00/sq. ft. multiplied by the Premises area.

(xx)

“Monthly Credit” shall mean the “Rent Credit” prorated monthly in zero (0) equal installments.

2.

LEASE GRANT. Subject to the terms of this Lease and in accordance with Section 46, herein Tenant’s execution of the Tenant Acceptance Letter as provided in Exhibit E hereto, Landlord leases to Tenant and Tenant leases from Landlord the Premises. Tenant shall also have a license to use on a non-exclusive basis, the Tenant Non-Exclusive Common Areas subject to the rights reserved in this Lease by Landlord. Tenant agrees and acknowledges that the Rentable Area of the Premises is conclusively stipulated as the Square Footage of the Premises. It is specifically understood and agreed that Landlord has no obligation and has made no promises to alter or improve the Premises or the Complex, except for the “Initial Alterations” described in Exhibit “F” herein. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant’s business, Tenant shall be responsible for and shall procure and maintain such license or permit. If there is a directory of the Building’s Tenants located in the Building’s lobby, Landlord shall provide and install a listing of Tenant on such directory. Landlord shall have the right in its sole discretion, at any time and from time to time, without notice to Tenant, to undertake (i) renovation or (ii) further development of the Property by way of expansion of the existing Building, the Parking Facility, or any other part of the Complex. Such renovation or development by Landlord shall not unreasonably interfere with Tenant’s use and occupancy of the Premises or access to the Building and the Parking Facility.

3.

LEASE TERM.

(a)

This Lease shall continue in force during a period beginning on the Rent Commencement Date and continuing until the expiration of the Lease Term, unless this Lease is sooner Terminated or extended to a later date under any other term or provision.

(b)

If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on any given date, this Lease shall not be void or voidable, no obligation of Tenant shall be affected thereby, and neither Landlord nor Landlord’s agents shall be liable to Tenant for any loss or damage resulting from the delay in delivery of possession. In such event, the Rent Commencement Date and all other dates that may be affected by the change shall be revised to conform to the date of Land lord’s delivery of possession to Tenant.

(c)

Except for the obligation to pay Rent or to operate its business, Tenant shall observe and perform all of its obligations under this Lease, including, without limitation, its obligation to pay charges for utilities and to provide insurance from the date upon which the Premises are made available to Tenant for Tenant Improvements or the date Tenant commences to perform Tenant Improvements, whichever is earlier, until the Rent Commencement Date. The Premises shall be deemed available upon tender of possession notwithstanding Landlord’s failure to commence or complete any work to be performed by Land lord inside or outside of the Premises.

(d)

Intentionally omitted.

4.

USE; SIGNAGE; UTILITIES.

(a)

The Premises shall be used in a manner consistent with the Permitted Use and for no other use or purpose whatsoever. The Premises shall not be used as a so-called call center or for any operation, which involves more than one person per 100 square feet. Tenant agrees not to use or permit the use of the Premises for any purpose, which is illegal, dangerous to persons or property or which, in Landlord’s opinion, creates a nuisance or which would increase the cost of insurance coverage with respect to the Building or the Property.

(b)

Tenant, its sole cost and expense, shall have the right to install one (1) exterior building sign not to exceed fifty-five (55) square feet, the location of which shall meet with the reasonable approval of Landlord, not to be unreasonably withheld.

(c)

Tenant shall comply with Landlord’s signage criteria as established pursuant to Landlord’s zoning approvals for the Complex (“Sign Criteria”) in connection with the installation of signage on the Premises. All costs associated with electrification, operation and maintenance of Tenant’s signage shall be borne by Tenant. Tenant will install a photoelectric cell or timer to activate Tenant’s lighted storefront sign. Tenant will reimburse Landlord for the cost of including Tenant’s identification on directory signage in the Complex.

(d)

No rooftop mounted HVAC equipment shall be installed by Tenant except in accordance with Section 11 on Alterations and, in addition, the manner of installation shall be subject to approval by Landlord and comply with the specification of any party furnishing a warranty on the roof installation and/or materials.

5.

RENT.

(a)

Tenant agrees to pay during the Lease Term, to Landlord, without any setoff or deduction whatsoever, the Base Rent and all such other sums of money as shall become due under this Lease (“Additional Rent”). Landlord shall be entitled to exercise all rights and remedies as are provided in this Lease or available at law for nonpayment of Additional Rent as are available in the case of the nonpayment of Base Rent. Except as otherwise provided in this Lease, the Base Rent shall be an annual payment payable during the Lease Term in advance in 12 equal installments on the first day of each calendar month during the Lease Term and any extensions or renewals thereof. Tenant agrees to pay such Base Rent and any adjustments thereto to Landlord at Land lord’s address provided in this Lease (or such other address as may be designated by Landlord in writing from time to time) monthly, in advance, without demand. All sums due Landlord shall be payable only in lawful money of the United States of America and shall be drawn against a financial institution with an office in the United States of America. If the Lease Term commences on a day other than the first day of a calendar month or terminates on a day other than the last day of a calendar month, then the installments of Base Rent and any adjustments thereto for such month or months shall be prorated, based on the number of days in such month. Prepaid Rent shall be paid by Tenant to Landlord upon execution of this Lease and shall be used to pay Rent as Rent comes due.

(b)

All installments of Rent and any Additional Rent not paid when due and payable shall bear interest at the Interest Rate from the date due until paid and, if not paid within 10 days from the due date, shall be subject to a late charge in the amount equal to 5% of the amount due. In the event any check, bank draft or negotiable instrument given for any payment under this Lease shall be dishonored at any time for any reason whatsoever not attributable to Landlord, Landlord shall be entitled, in addition to any other remedy that may be available, to an administrative charge of $250.

(c)

Base Rent shall be adjusted upward on each anniversary of the Rent Commencement Date (“Rent Adjustment Date”). The new payment of Base Rent shall be arrived a t by multiplying the Base Rent payable for the period immediately prior to a rent Adjustment Date by one-hundred two percent (102%). The newly adjusted Base Rent shall be due and payable to Landlord commencing with the month on which the Rent Adjustment Date occurs. In no event shall the new monthly payment of Base Rent be less than the monthly Base Rent for the preceding Lease Year. Should the adjusted Base Rent for any subsequent Lease Year not be available at the Rent Adjustment Date, Tenant shall continue to pay Base Rent at the rate for the previous period but, upon receipt from Landlord of the computation of the adjusted Base Rent, Tenant shall thereafter pay monthly such adjusted Base Rent and, within 30 days following receipt of the adjusted Base Rent, will pay the difference between the Base Rent previously paid following the Rent Adjustment Date and the most recent adjusted Base Rent. In addition to the Base Rent, as same may be adjusted from time to time, Tenant shall pay, as Additional Rent, Tenant’s Proportionate Share of Taxes and the Operating Expenses incurred by Landlord in connection with the operation and maintenance of the Building and the Property. Tenant’s obligations with respect to the payment of such Additional Rent are set forth in Section 6.

(d)

In addition to payment of Rent as provided herein, Tenant shall pay to Landlord monthly the equivalent of six percent (6%) of all amounts paid as Rent hereunder, which sum is to be paid to the State of Florida by the Landlord in respect of sales or use taxes. Should such tax rate change under the Florida Sales Tax Statutes or other applicable statues, Tenant will pay Landlord the amounts reflective of such changes.

(e)

Tenant shall pay before delinquency, all taxes, assessments, license fees and public charges levied, assessed or imposed upon its business operation, as well as upon all Tenant’s fixtures, equipment and personalty, leasehold improvements, equipment, stock-in-trade and other personal property in, placed in or on the Premises. Any such taxes included in Landlord’s tax bills and paid by Landlord shall be due and payable within 10 days after billings therefor are rendered to Tenant.

(f)

Tenant’s Monthly Credit, if any, shall offset the monthly Base Rent then due Landlord until the Rent Credit is expended in full. In no event shall the Monthly Credit offset or reduce Tenant’s obligation for payment of Additional Rent or other sums due Landlord as provided for in this Lease Agreement.

(g)

Upon Landlord’s request, Tenant agrees to permit and arrange for the payment of Base Rent and/or Additional Rent by automatic electronic funds transfer directly from Tenant’s bank account into Landlord’s designated account. Tenant agrees to execute any documents necessary to permit electronic transfers.

6.

REAL ESTATE TAXES AND OPERATING EXPENSES.

(a)

In addition to the Base Rent, Tenant shall pa y to Land lord as “Additional Rent” an amount equal to Tenant’s Proportionate Share of the Operating Expenses and Taxes for each calendar year, whether or not same has previously been paid by Landlord. Such amounts shall be prorated for any partial calendar year at the beginning or end of the Lease Term.

(b)

“Operating Expenses” means all expenses, costs and disbursements of every kind that Landlord shall pay or become obligated to pay because of or in connection with the ownership, operation, leasing, maintenance and management of the Property. Operating Expenses include, without limitation:

(i)

All wages, salaries, withholdings and benefits of all employees and personnel, including without limitation, security and maintenance personnel, engaged in connection with the operation, maintenance and repair of the Complex and Property;

(ii)

Operating, equipping, upgrading, maintaining, repairing, replacing, lighting, cleaning, painting and stripping of, and removing garbage, trash and debris from, the Property, including without limitation, preventative maintenance, operating, maintaining, repairing and replacing ducts, conduits and similar items, fire protection systems, sprinkler systems, irrigation systems, security alarm systems, storm and sanitary drainage systems and other utility systems, energy saving devices, signs and markers, on and off-site traffic regulation and control signs and devices, hurricane shutters and other storm protection devices and costs associated with storm cleanup and complying with any environmental standards (including without limitation, removal of Hazardous Materials from the Property) and any Legal Requirements (including, without limitation, the ADA);

(iii)

Interior and exterior planting, replanting and replacing flowers, shrubbery, plants, trees and other gardening and landscaping;

(iv)

All repairs, equipping, operation, maintenance, replacement and improvements of or to the Complex, including without limitation, floors, ceilings, roofs, skylights, windows, escalators, elevators, any structures of any portion of the Complex, if any, which are enclosed by walls and roof, as may exist from time to time, all parking areas and structures, paving, curbs, walkways, entranceways, lines, roads, driveways, heating, ventilating and air conditioning systems, floor coverings, canopies, skylights, lighting fixtures, lamps, decorative coverings, fountains, and electrical lines, transportation equipment and systems and similar facilities and reserves for repairs.

(v)

All supplies and materials used in the operation and maintenance of Complex, and the cost and expense of all maintenance, repair, inspection and depreciation of all machinery and equipment used in the operation or maintenance of the Complex and all personal property taxes and other charges incurred in connect ion with such machinery and equipment, plus interest on the unamortized portion of the original cost of such machinery and equipment;

(vi)

All utilities, including without limitation water, sewer, electricity, gas and fuel oil used by the Building or the Complex and not charged directly to another tenant;

(vii)

Building and Complex management, including management fees and office rental, janitorial services, accounting, legal, architectural, engineering and other consultant fees and costs;

(viii)

All insurance relating to the Building, Complex and Property and Landlord’s personal property used in connection therewith including, without limitation, casualty and liability insurance applicable to same plus the amount of any deductible paid by Landlord;

(ix)

Cost of capital improvements to the extent they are amortized over their deemed useful life together as determined by GAAP, but only to the extent such capital improvement is required by Legal Requirements or reduces any Operating Costs with interest thereon. Alternatively, Landlord may elect to create a reserve for replacement of major capital items such as the roof, elevators, escalators, equipment etc., in which event reserves for replacements for such items shall be included in Operating Expenses, and the amortized cost of any capital improvement for which a reserve has been established shall be limited to the extent that the reserve at the time of the replacement is insufficient to pay for the entire capital improvement.

(x)

All license and permit fees and any and all parking surcharges that may result from any Legal Requirements;

(xi)

All rental and/or purchase of sweepers, trucks and other equipment and machinery;

(xii)

All rental payments to Broward County under Landlord’s ground leasehold Complex interest in the Property;

(xiii)

The operation, management and maintenance of any office of Land lord in the Landlord may cause any or all of said services to be provided by an independent contractor or contractors.

The following expenses shall not be Operating Expenses: (A) cost of mortgage financing, interest or amortization payments on any mortgage payment; (B) costs of repairs incurred by reasons of fire or other casualty or condemnation to the extent that Landlord is compensated therefor through proceeds of insurance or condemnation awards; (C) other expenses for which Landlord has actually received reimbursement (such as by insurance and by other tenants of the Building) other than collect ion of Additional Rent under comparable provisions in this Subsection; (D) income or franchise taxes or such other taxes imposed upon or measured by Landlord’s net income for the operation of the Building; (E) electricity costs or overtime HVAC costs, if charged separately to and actually paid by any other tenant in the Building; (F) Taxes; (G) cost of any additions to the Building that result in a larger building; (H) costs of enforcement of leases; and (I) leasing commissions, advertising and promotional expenses and any other comparable expenses directly related to leasing or procuring tenants or negotiating with prospective tenants (J) costs associated with any zoning change or attempted zoning change to the Property.

(c)

“Taxes” means all impositions, taxes, surcharges, assessments (special or otherwise), water and sewer charges and rents, and other governmental liens or charges of any and every kind, ordinary and extraordinary, foreseen and unforeseen, and substitutes therefor, including all taxes attributable in any manner to the Building, the Complex, the land on which the Complex is located, the ground leasehold interest of Landlord, or the rents (however the Term may be defined) receivable therefrom or any part thereof, or any use thereof, or any facility located therein or thereon or used in conjunction therewith or any charge or other payment required to be paid to any governmental authority, whether or not any of the foregoing shall be designated “real estate tax”, “sales tax”, “rental tax”, “excise tax”, “business tax”, or designated in any other manner. Should Landlord retain any consultant to negotiate the amount of taxes, tax rate, assessed value or other factors influencing the amount of Taxes, or institute any administrative or legal proceedings challenging the tax rate, assessed value or other factors influencing the amount of taxes, then the aggregate of all such reasonable third-party fees (including, without limitation, reasonable attorneys’ and appraisers’ fees) and all disbursements, court costs and other items paid or incurred by Landlord during the applicable tax year with respect to such proceedings shall be included in Taxes. Tenant shall not institute any proceedings with respect to the assessed valuation of the Property or any part thereof for the purpose of seeking or securing a tax reduction. Taxes shall not include any inheritance, estate succession, transfer or gift tax imposed upon Landlord or any income taxes specifically payable by Landlord as a separate tax paying entity without regard to Landlord’s income source as arising from or out of the Property.

(d)

Landlord shall notify Tenant of the amount which Landlord estimates (as evidenced by budgets prepared by or on behalf of Landlord) will be the amount of Tenant’s Proportionate Share of Operating Expenses and Taxes for the then current calendar year and Tenant shall pay such sum in advance to Landlord in equal monthly installments, during the balance of said calendar year, on the first day of each remaining month in said calendar year commencing on the first day of the first month following Tenant’s receipt of such notification. Following the end of each calendar year during the Lease Term, Landlord shall submit to Tenant a statement showing the actual amount which should have been paid by Tenant for Operating Expenses and Taxes for the past calendar year, the amounts actually paid during that year by Tenant and the amount of the resulting balance due thereon, or overpayment thereof, as the case may be. Within 30 days after receipt by Tenant of said statement, Tenant or its designee shall have the tight in person to inspect Landlord’s books and records, at Landlord’s office, during normal business hours, after 4 days’ prior written notice, showing the Operating Expenses and Taxes for the Building and the Complex for the calendar year covered by said statement. Said statement shall become final and conclusive between the Parties, their successors and assigns as to the matters set forth therein unless Landlord receives written objections with respect thereto within said 30 day period. Any balance shown to be due pursuant to said statement shall be paid by Tenant to Landlord within 30 days following Tenant’s receipt thereof and any overpayment shall be credited against the next installments of Rent or against any sums due and owing to Landlord by Tenant or, if by reason of any termination of the Lease no such future obligation exists, refunded to Tenant. Tenant may not delay or withhold payment of any balance shown to be due pursuant to a statement rendered by Landlord to Tenant because of any objection which Tenant may raise. Landlord shall immediately credit any overpayment owing to Tenant against the next installments of Rent or against any sums due and owing to Landlord by Tenant upon the resolution of said objection or, if at the time of the resolution of said objection the Lease Term has expired, refund to Tenant any overpayment found to be owing to Tenant if Tenant is not otherwise indebted to Landlord. With respect to the current calendar year, Landlord has notified Tenant of the amount that Landlord estimates will be Tenant’s Proportionate Share of Operating Expenses and Taxes for the remainder of the current calendar year.

(e)

In determining the amount of Operating Expenses, for the purpose of this Section, if less than 95% of the Complex shall have been occupied by tenants and fully used by them, at any time du ring the year, Operating Expenses that vary with occupancy of the Building may be increased to an amount equal to the like operating expense which would normally be expected to be incurred had such occupancy been 95% and had such full utilization been made during the entire period.

(f)

Additional Rent due by reason of the provisions of this Section for the final months of the Lease is due and payable even though it may not be calculated until subsequent to the termination date of the Lease. Operating Expenses and Taxes for the calendar year during which the Lease terminates shall be prorated according to that portion of said calendar year that the Lease was actually in effect. Landlord, at Landlord’s sole discretion, may apply the Security Deposit, if any, against any Additional Rent due for the final month of the Lease. If said Security Deposit is greater than the amount of any such Additional Rent and there are no other sums or amounts otherwise owed Tenant under the Lease, then Land lord shall refund the balance of said Security Deposit to Tenant as provided in Section 30. Nothing in this Section shall be construed to relieve Tenant, or imply that Tenant is relieved, of the liability for or the obligation to pay any Additional Rent under this Section due for the final month of the Lease if said Security Deposit is less than such Additional Rent, nor shall Landlord be required to first apply said Security Deposit to such Additional Rent if there are any other sums or amounts owed Landlord by Tenant by reason of any other terms of the Lease.

(g)

Notwithstanding the above, Tenant shall have no obligation for payment of any Operating Expenses or Taxes as defined above, such being included in the Base Rent, nor shall Landlord have any obligation to Tenant with regards to this Section 6 (a) through (f) inclusive.

7.

SERVICES TO BE FURNISHED BY LANDLORD.

Landlord agrees to furnish Tenant the following services:

(a)

Unheated water at those points of supply for drinking and lavatory purposes at the Building;

(b)

Routine maintenance and electric lighting service for the Common Areas in the manner and to the extent deemed by Landlord to be standard;

(c)

Facilities to provide all electrical current required for general office use and occupancy of the Premises, but not the cost of the electrical current. Tenant’s usage of electrical current for the Premises, including, without limitation for HVAC, shall be separately metered or submetered at Tenant’s expense and paid by Tenant. At the option of Landlord, all such charges shall be either: (i) paid by Tenant directly to the provider thereof prior to delinquency; or (i i) paid by Tenant to Landlord as Additional Rent promptly after being invoiced therefor;

(d)

Fluorescent and incandescent bulb replacement in the Common Areas;

(e)

Passenger elevator service in common with other Building tenants from existing elevators for ingress to and egress from the Premises;

(f)

Storm shutters for Tenant’s storefront but Tenant shall be responsible for the installation, care and maintenance of such storm shutters and shall install them, when appropriate, promptly upon issuance of a storm warning by the local governing authorities;

(g)

Landlord shall have no obligation to provide any security for the Property, the Premises and/or Tenant’s business. Tenant agrees that it shall provide and be solely responsible for its own security, at Tenant’s expense for the operation of Tenant’s business. Landlord will not be providing any alarm system for individual tenant premises. Should Tenant wish to install a central service alarm system, Tenant shall register the same with the City of Ft. Lauderdale. Landlord shall have no liability to Tenant, its employees, agents, invitees, or licensees for losses due to theft or burglary, or for damages done by unauthorized persons in the Premises or the Complex or for any injury, trauma or other harm to any person. Landlord shall not be required to insure against any such losses. Tenant shall be responsible for all repairs and replacements of damage and/or destruction of the Premises necessitated by burglary or attempted burglary, or any other illegal or forcible entry into the Premises. Notwithstanding the foregoing, Landlord may, at its option, adopt and provide security services for the Complex from time to time. Tenant shall cooperate fully in any efforts of Landlord to maintain security in the Complex and follow all rules and regulations promulgated by Landlord. Any security services that are voluntarily undertaken by Landlord may be changed or discontinued from time to time in Landlord’s sole and absolute discretion, without liability to Tenant, its employees, agents, customers and invitees. Tenant waives any claims it may have against Land lord arising out of any security services provided by Landlord, or the inadequacy or absence thereof, specifically including Landlord’s negligence with respect to the providing or failure to provide such services.

The failure by Landlord to any extent to furnish, or the interruption or termination of these defined services, in whole or in part, resulting from causes beyond the reasonable control of Landlord, shall not render Landlord liable in any respect nor be construed as an evict ion of Tenant, nor work an abatement of Rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement in this Lease. Should any of the equipment or machinery used in the provision of such services for any cause cease to function properly, Tenant shall have no claim for offset or abatement of Rent or damages on account of an interruption in service occasioned thereby or resulting therefrom, nor shall any other charges or compensation be claimed by or allowed to Tenant, or any persons claiming under Tenant, under any circumstances, whether for inconvenience, discomfort, interruption of business or arising from any other cause or reason.

8.

PARKING.

(a)

During the Lease Term, Tenant shall have the non-exclusive use in common with Land lord, other Complex tenants and/or other parties and their respective guests and invitees, of the driveways of and pedestrian access to the Parking Facility and the Property, and the use of the Parking Spaces subject to the Rules and Regulations promulgated by Landlord from time to time and Section 8(c). Tenant shall not utilize for itself of its licensees or invitees parking spaces in excess of the Parking Spaces. Landlord may elect to provide valet parking for guests of the Complex and may elect to charge for such valet services.

(b)

Landlord shall have no liability whatsoever for any property damage or personal injury which might occur as a result of, or in connection with, the use of the Parking Spaces or the Parking Facility by Tenant, its employees, agents, invitees, and licensees. Tenant agrees to indemnify and hold Landlord harmless from and against any and all costs, claims, expenses, or causes of action which Landlord may incur in connection with or arising out of Tenant’s use of the Parking Spaces and the Parking Facility unless caused by the gross negligence or willful misconduct of Landlord.

(c)

Tenant acknowledges that the Property is adjacent to the Broward County Convention Center and that Landlord has no control over the use or operation of the Convention Center. From time to time events held at the Convention Center may temporarily interfere with Landlord’s and Tenant’s access to and parking at the Property. Landlord will advise Tenant of any such events of which Landlord has actual knowledge but Tenant waives any claim against Landlord for such temporary loss of access or parking caused by activities at the Convention Center. In connection with activities at the Convention Center, Tenant acknowledges that from time to time Landlord may make the Parking Facility available to others. To the extent Tenant’s access and use of the Parking Facility at such times is impaired or restricted by Landlord’s acts, Landlord, at

Landlord’s cost will provide Tenant with access and use of temporary parking facilities within the Convention Center property.

9.

MAINTENANCE AND REPAIR OF PREMISES BY LANDLORD.  Except as otherwise expressly provided in this Lease, Landlord shall not be required to make any repairs to the Premises other than repairs to the Building exterior and load-bearing walls and the floors and the roof of the Building, which may be required from time to time, but only after such required repairs have been requested by Tenant in writing and to the extent not caused by the acts of Tenant, its employees, agents, contractors, invitees or subtenants or resulting, directly or indirectly, from the installation of any Tenant Improvements. In no event shall Landlord be responsible for the maintenance or repair of improvements that are not composed of Building grade construction or materials. This Lease is made by Landlord and accepted by Tenant with the agreement that Landlord shall have the right to make additions to the Building and the Property, and make such alterations and repairs to said Building and the Property, as it may deem advisable without any liability to Tenant.

10.

REPAIR AND MAINTENANCE OBLIGATIONS OF TENANT.

(a)

Subject to the provisions in Sections 9, 22 and 23, Tenant agrees, at Tenant’s cost, to maintain the Premises in good order and condition and to make all repairs thereto, and to the fixtures and equipment therein and the appurtenances thereto (including those installed or located outside of the Premises which exclusively serve the Premises). Tenant shall initiate and carry out a program of regular maintenance and repair of the Premises, including, without limitation, painting and decorating of all areas of the interior, so as to impede, to the extent possible, deterioration by ordinary wear and tear, and to keep the Premises in a first class, clean, neat and attractive condition. Tenant shall keep the inside and outside of all glass in the doors and windows of the Premises clean and replace any glass broken with glass of the same kind, size and quality. Tenant shall be responsible for maintaining any HVAC system and equipment serving the Premises in good condition at all times, making any repairs or replacements to such HVAC system and equipment. Tenant’s responsibilities include any repairs required to be made to the Premises during the Lease Term by any Legal Authority or required to comply with any Legal Requirement applicable during the Lease Term.

(b)

Tenant agrees not to commit or allow to be committed any waste on any portion of the Premises or Complex and, at the termination of this Lease, to deliver the Premises to Landlord in as good condition as at the date of delivery by Landlord of the Premises to Tenant, ordinary wear and tear excepted, and subject to the provisions of Sect ions 11, 22, and 23. Tenant covenants and agrees with Landlord, at Tenant’s own cost, to repair or replace any damage done to the Premises, Building or Complex caused by Tenant or Tenant’s agents, contractors, employees or invitees, and such repairs shall restore the same to as good a condition as it was in prior to such damage, and shall be effected in compliance with all Legal Requirements.

(c)

Nothing in this Lease shall imply any duty on Land lord to do any work that Tenant is required to perform nor constitute a waiver of Tenant’s default in failing to do the same. Landlord shall have the right, in Landlord’s absolute discretion, upon notice to Tenant (except in the case of emergency), to perform any of the repairs, maintenance and/or replacements described in this Lease to be performed by Tenant (including Tenant’s failure to properly perform such obligations in Landlord’s sole opinion). Tenant shall immediately, upon receipt of a bill therefor, reimburse Landlord, as Additional Rent, for all such costs and expenses incurred by Landlord, together with interest thereon at the Interest Rate. Tenant shall be responsible for the cost of all repairs, maintenance or replacements to any area of the Complex or to the Premises made necessary by any act, omission or negligence of Tenant, its agents, employees, assignees, concessionaires, contractors, invitees or licensees. Land lord’s performance of Tenant’s obligations under this Lease shall be without liability to Tenant for any loss or damage that may accrue to Tenant’s merchandise, fixtures or other property or to Tenant’s business by reason thereof. The term “repairs,” as used in this Lease, shall mean all maintenance, repairs, and replacements, of whatever kind.

(d)

Leaks, wet flooring and moisture will contribute to the growth of molds, mildews, fungus or spores. Certain molds, mildew, toxins and/or fungi may be, or if allowed to remain for a sufficient period may become, toxic and potentially pose a health risk. In connection with inducing Landlord to accept this Lease, Tenant shall be deemed to have assumed the risks associated with molds, mildew, toxins and/or fungi and to have released Landlord from any and all liability resulting from same. Tenant understands and agrees that Landlord is not responsible and Landlord disclaims any responsibility for, any illness or allergic reaction which Tenant, its agents, employees, contractors or invitees may experience as a result of mold, mildew, fungus or spores. Tenant shall indemnify Landlord, its agents, employees and contractors against any such claims. Tenant understands and agrees that it is Tenant’s responsibility to keep the unit clean, dry, well-ventilated and free of contamination. Tenant shall not install, within the Premises non-breathable wall-coverings or low-permeance paints. Tenant shall operate the air conditioning system in the Premises at all times, whether or not occupied, to maintain a temperature not exceeding 78°f, to minimize humidity in the Premises. If Landlord reasonably believes that the provisions of this section are not being complied with, then the Landlord shall have the right (but not the obligation) to enter the Premises (without requiring the consent of Tenant) to turn on the air conditioning in an effort to cause the temperature of the Premises to be maintained as required above (with all utility consumption costs to be paid and assumed by Tenant).

11.

ALTERATIONS BY TENANT.

(a)

Tenant will not paint, decorate or change the architectural treatment of any part of the exterior of the Premises, place any sign on the exterior of the Premises nor make any alterations, additions or changes in the Premises that otherwise require a permit (collectively “Alterations”) without Landlord’s approval. Landlord’s consent may be given on such conditions as Landlord may elect. Landlord shall not unreasonably withhold its consent to any Alterations so long as: (i) the cost thereof does not exceed $5,000 and (ii) such Alterations do not affect the structure or exterior or the portion of the Building, or the electrical, mechanical, HVAC, telecommunications, plumbing, life safety or other Building systems. Any and all Alterations to the Premises shall become the property of Landlord upon termination of this Lease (except for movable equipment, personal property or furniture owned by Tenant). Landlord may, nonetheless, require Tenant to remove any portion of or all of the Tenant Improvements, fixtures, equipment, and other improvements installed on the Premises (“Additional Improvements”), and restore the Premises to its original condition, reasonable wear and tear excepted. In the event that Landlord so elects, and Tenant fails to remove the Additional Improvements, Landlord may remove the Additional Improvements at Tenant’s cost. Tenant shall pay Landlord on demand all costs incurred in removing Additional Improvements and restoration of the Premises as required.

(b)

All Alterations shall be performed in accordance with the standards contained in this Section. No Alterations shall be undertaken without the prior consent of the holder of any Mortgage requiring consent. Any structural or nonstructural Alterations involving an estimated cost of more than $25,000 shall be conducted under the supervision of an architect or engineer selected by Tenant and approved by Landlord (such approval not to be unreasonably withheld). No structural Alterations or Alterations involving any electrical, mechanical, plumbing, HVAC or life safety system on the Premises shall be made except in accordance with detailed plans and specifications and cost estimates prepared and approved in writing by such architect or engineer and by Landlord. Tenant shall reimburse Landlord within 10 days of Tenant’s receipt of a bill or estimate therefor for all reasonable costs and expenses incurred by Landlord in connection with the review and inspection of Alterations for which consent may be required, including, but not limited to, architects and engineer’s fees and costs. Any Alterations shall, when completed, be of such a character as not to reduce the value of the Premises below its value immediately prior to such Alterations. No Alterations shall be undertaken until Tenant shall have procured and paid for all required permits and authorizations of all municipal departments and governmental subdivisions having jurisdiction and furnished copies to Landlord. Tenant shall comply with all conditions of any permits and with other Legal Requirements and all provisions of this Lease applicable to Tenant Improvements in a prompt and expeditious manner. Any Alterations shall be made promptly and in a first-class and workmanlike manner and in a manner that minimizes inconvenience to and disruption of the other occupants of the Complex and their businesses. The cost of such Alterations shall be paid promptly so that the Premises shall at all times be free of liens for labor and material supplied or claimed to have been supplied to the Premises. Tenant shall maintain during the period of such Alterations workmen’s compensation insurance covering all persons employed in connection with the work being performed and contractor’s liability insurance for the mutual benefit of Tenant and Landlord with limits of not less than $2,000,000 single limit in the event of bodily injury to one or more persons or property damage in any occurrence. All such insurance shall be issued by a company or companies approved by Landlord, such approval not to be unreasonably withheld. All policies or certificates therefore, together with evidence satisfactory to Landlord of payment of premiums shall be delivered to Landlord, or, when appropriate, to any mortgagee, in which case copies of the policies or certificates of such insurance shall be delivered by Tenant to Landlord. All Alterations shall be performed by a contractor approved by Landlord (which approval shall not unreasonably be withheld). The quality of the work and materials for such Alterations shall be not less than Building Grade. The Alterations, once commenced, prosecuted continuously, in good faith and with due diligence until completed. Tenant shall promptly upon completion of any alterations or improvements furnish Landlord with as-built plans and specifications (in such medium as specified by Landlord) regardless of whether or not consent was required.

(c)

In the event that Landlord reasonably determines that any Alterations by Tenant would disrupt the other tenants in the Complex, Landlord may require that all work performed by or on behalf of Tenant be performed only during non-Normal Business Hours.

(d)

Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot area that such floor was designed to carry and which may be allowed by law. Landlord reserves the right to prescribe the weight limitations and position of all heavy equipment and similar items, and to prescribe the reinforcing necessary, if any, which in the opinion of the Landlord may be required under the circumstances, such reinforcing to be at Tenant’s expense.

12.

PEACEFUL ENJOYMENT.

(a)

Tenant shall peacefully enjoy the Premises, subject to the terms of this Lease, including, without limitation, Section 27 and the terms of Landlord’s ground leasehold interest, and Tenant’s timely payment of Rent and performance of all of Tenant’s covenants and agreements contained in this Lease.

(b)

Should Landlord determine that an emergency exists that threatens the Complex or any of the tenants or persons therein, or any of their property (e.g. an impending hurricane, a bomb threat or other terrorist threat to the Complex), Landlord shall have the right to close the Complex and require all tenants, including Tenant, to evacuate the Property until such emergency ceases to exist. Such closure shall not affect Base Rent, any other Rent or the Lease Term.

13.

SURRENDER; HOLDING OVER. This Lease shall terminate upon expiration of the Lease Term without the necessity of notice from either Landlord or Tenant. Upon the expiration or termination of this Lease, Tenant shall peacefully surrender, quit and vacate the Premises and deliver the same to Landlord in good order, condition and repair, as the same shall be on the date of execution of this Lease or, at Landlord’s option, the date Tenant opens for business in the Premises, or the date any subsequent improvements to the Premises are completed, ordinary wear and tear and damage by fire or other insured casualty for which Landlord has received the applicable proceeds excepted . The Premises shall be delivered broom clean, with all trash removed. Tenant shall also deliver to Landlord all keys to the Premises and shall inform Land lord of all combinations and codes on any locks, alarms, safes and vaults in the Premises. In the event of holding over by Tenant after expiration or other termination of this Lease, or in the event Tenant continues to occupy the Premises after the termination of Tenant’s right of possession pursuant to Section 24(b), Tenant shall, throughout the entire holdover period, pay Rent equal to twice the Base Rent and Additional Rent had the Lease Term continued through the period of such holding over by Tenant. No holding over by Tenant after the expiration of the Lease Term shall be construed to extend the term of this Lease. Tenant shall be deemed to be a tenant-at-sufferance during such holdover period. If, as a direct result of Tenant’s holding over in the Premises, Landlord suffers damages or incurs additional obligations to any third Party who has leased part or all of the Premises, Tenant shall indemnify Landlord to the extent of such damages or additional obligations, including without limitation Landlord’s attorneys’ fees.

14.

COMPLIANCE AND HAZARDOUS MATERIALS. Tenant agrees to comply with all Legal Requirements of every Legal Authority. Tenant shall: (a) neither cause nor permit the Premises to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, or process Hazardous Materials, except in compliance with all Legal Requirements; or cause nor permit a release or threatened release of Hazardous Materials onto the Premises, the Complex or any other property as a result of any intentional or unintentional act or omission on the part of Tenant; (b) comply with all Legal Requirements related to Hazardous Materials; (c) conduct and complete all investigations, studies, sampling, and testing, and all remedial, removal, and other actions on, from, or affecting the Premises in accordance with such Legal Requirements and to the satisfaction of Landlord; (d) upon the expiration or termination of this Lease, deliver the Premises to Landlord free of all Hazardous Materials; and (e) defend, indemnify, and hold harmless Landlord and Landlord’s employees and other agents from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of any kind or nature, known or unknown, contingent or otherwise (including, without limitation, accountants’ and attorneys’ fees (including fees for the services of paralegals and similar persons), consultant fees, investigation and laboratory fees, court costs, and litigation expenses at the trial and all appellate levels), arising out of, or in any way related to (i) the presence, disposal, release, or threatened release, by or caused by Tenant or its agents, of any Hazardous Materials which are on, from, or affecting the soil, water, vegetation, buildings, personal property, persons, animals or otherwise; (ii) any personal injury, including wrongful death, or damage to property, real or personal, arising out of or related to such Hazardous Materials; (iii) any lawsuit brought, threatened, or settled by Legal Authorities or other Parties, or order by Legal Authorities, related to such Hazardous Materials or otherwise; and/or (iv) any violation of Legal Requirements related in any way to such Hazardous Materials. Tenant shall have no obligation under this Section to the extent, if any, such Hazardous Materials were (i) located in or about the Premises, the Building, the Complex or the Property prior to the Rent Commencement Date and (ii) Tenant does not cause, contribute to or participate in, as the case may be, the handling, generation, storage, disposal or release of same. Tenant will participate in periodic fire brigade instruction and drills at the request of Landlord and will supply, maintain, repair and replace for the Premises any fire extinguishers or other fire prevention equipment and safety equipment required by the aforementioned rules, regulations, standards and recommendations.

15.

BUILDING RULES AND REGULATIONS. Tenant will com ply with the rules and regulations of the Building (the “Rules and Regulations”) as adopted and altered by Landlord from time to time and will cause all of its agents, employees, invitees and visitors to do so. The current Rules and Regulations of the Landlord are attached to this Lease as Exhibit “C”. Landlord shall give Tenant written notice of the Rules and Regulations as adopted and revised from time to time, and Tenant shall be obligated to comply with same as of the date of Tenant’s receipt of such notice.

16.

ENTRY BY LANDLORD. Tenant agrees to permit Landlord or its agents or representatives to enter into and upon any part of the Premises at all reasonable hours (and in emergencies at all times) to inspect the same, to show the Premises to prospective purchasers, Landlord’s mortgagees or ground lessors (collectively, “Mortgagee”), tenants or insurers, and to clean, maintain or make repairs, alterations or additions to the Premises, the Building or the Complex. Except in the case of an emergency, Landlord shall give Tenant verbal notice prior to any such entry. Landlord shall use reasonable efforts to not materially interfere with Tenant’s use of the Premises.

17.

ASSIGNMENT AND SUBLETTING.

(a)

Tenant shall not, voluntarily, involuntarily, or by operation of law, assign, sublease, transfer, mortgage, pledge or encumber this Lease or any interest therein except with Landlord’s prior written consent. Landlord’s consent to any assignment or sublease shall not be unreasonably withheld but shall not relieve Tenant of any liability under this Lease. Any attempted assignment, sublease, transfer or encumbrance of this Lease by Tenant in violation of the terms and covenants of this Section shall be void ab initio. Any consent by Landlord shall not be considered to be a consent to any other or further proposed assignment, sublease, transfer or encumbrance. If Tenant or Guarantor, if any, is a corporation, trust, limited liability company, partnership or entity, the conveyance, assignment, transfer or alienation of 51% or more of the corporate stock, membership interests, partnership interests or beneficial interest, as the case may be, or the change in management or controlling interest in Tenant or Guarantor shall be deemed an assignment for purposes of this Section unless such entity is a reporting Company under the Securities Exchange Act of 1934. Tenant shall reimburse Landlord’s actual attorneys’ fees and expenses incurred in connection with Tenant’s assignment, subletting, transfer, or encumbrance of this Lease or any interest therein.

(b)

The Parties agree and acknowledge that, among other circumstances for which Landlord may reasonably withhold its consent to an assignment or sublease, it shall be reasonable for Landlord to withhold its consent where: (i) the assignment or subletting would increase the operating costs for the Building or the burden on the Building services, or generate additional foot traffic, elevator usage or security concerns in the Building, or create an increased probability of the comfort and/or safety of Landlord and other tenants in the Building being compromised or reduced, (ii) the space will be used for a school or training facility, an entertainment, sports or recreation facility, retail sales to the public (unless Tenant’s permitted use is retail sales), a personnel or employment agency, an office or facility of any governmental or quasi-governmental agency or authority, a place of public assembly (including without limitation a meeting center, theater or public forum), any use by or affiliation with a foreign government (including without limitation an embassy or consulate or similar office), or a facility for the provision of social, welfare or clinical health services or sleeping accommodations (whether temporary, daytime or overnight); (iii) the proposed assignee or subtenant is a current tenant of the Building or a prospective tenant of the Building; (iv) Landlord disapproves of the proposed assignee or subtenant’s reputation or creditworthiness; (v) Landlord determines that the character of the business that would be conducted by the proposed assignee or subtenant at the Premises, or the manner of conducting such business, would be inconsistent with the character of the Building as a first-class office building; (vi) the proposed assignee or subtenant is an entity or related to an entity with whom Landlord or any affiliate of Landlord has had adverse dealings; (vii) the assignment or subletting may conflict with any exclusive uses granted to other tenants of the Property, or with the Terms of any easement, covenant, condition or restriction, or other agreement affecting the Property; (viii) the assignment or subletting would involve a change in use from that expressly permitted under this Lease; or (i x) Landlord determines that the proposed assignee may be unable to perform all of Tenant’s obligations under this Lease or the proposed subtenant may be unable to perform all of its obligations under the proposed sublease. Landlord’s foregoing rights and options shall continue throughout the entire term of this Lease.

(c)

If Tenant requests Landlord’s consent to an assignment of this Lease or subletting of all or part of the Premises, Landlord may, at its option, recapture the Premises or applicable portion thereof from Tenant and terminate this Lease (in part or in whole, as appropriate) upon 20 days’ notice in which case Landlord shall be permitted to lease the Premises to any third party.

(d)

All cash or other consideration, including any excess Rent beyond the Rent otherwise payable under this Lease, received by Tenant as the proceeds of, or resulting from, any assignment, sale, or sublease of Tenant’s interest in this Lease and/or the Premises, whether consented to by Landlord or not, shall be paid to Landlord as Additional Rent, notwithstanding the fact that such proceeds exceed the Rent otherwise payable under this Lease. Tenant assigns all rights it might have or ever acquire in any such proceeds to Landlord. Any assignee, sublessee or purchaser of Tenant’s interest in this Lease (all such assignees, sublessees or purchasers are referred to as “Successors”), by occupying the Premises and/or assuming Tenant’s obligations under this Lease, shall be deemed to have assumed liability to Landlord for all amounts paid to persons other than Landlord by such Successor in consideration of any such sale, assignment or subletting, in violation of the provisions of this Lease, but Tenant shall remain fully liable to Landlord for all obligations under this Lease.

(e)

The interest of Tenant in this Lease and/or the Premises is not subject to execution, levy and/or sale, and is not otherwise subject to transfer by Tenant in any manner whatsoever, except as expressly provided and permitted in this Lease and/or except as may be effectuated by Landlord under this Lease.

(f)

If Landlord consents to any sublease of the Premises by Tenant to an approved subtenant (“Subtenant”), such sublease transaction shall be evidenced by a written sublease agreement between Tenant and Subtenant (the “Sublease”). The Sublease shall be subject to all of the terms and conditions of this Lease. Subtenant shall agree in the Sublease not to do, or fail to do, anything that would cause Tenant to violate any of its obligations under this Lease. In addition, the Sublease shall: (i) require Tenant to agree that it shall neither exercise on behalf of, nor assign to,

Subtenant any option to extend the term of this Lease; (ii) contain a waiver of subrogation against Landlord and shall require Subtenant’s insurance policies to acknowledge such a waiver of subrogation; (iii) prohibit a sub-sublease of the Premises or the assignment of the Sublease by Subtenant, without first obtaining Landlord’s consent, which consent may be granted or withheld in Landlord’s sole and absolute discretion; (iv) require Subtenant, acting through Tenant, to obtain Land lord’s prior written approval to any alterations to the Premises to the extent Tenant is required by this Lease to obtain such consent; (v) require Subtenant to send Landlord copies of any and all notices concerning the Premises that Subtenant is obligated to provide to Tenant and Tenant to send Land lord copies of any and all notices concerning the Premises that Tenant is obligated to provide to Subtenant; (vi) not create or shall be construed or deemed to create privity of contract or privity of estate between Landlord and Subtenant; (vii) provide that Subtenant shall have no right (and shall waive any rights it may have) to hold Landlord responsible for any liability in connection with the Premises, including, without limitation, any liability arising from the noncompliance with any federal, state, or local laws applicable to the Premises; (viii) provide that nothing in the Sublease shall amend or shall be construed or deemed to amend this Lease and that Tenant and Subtenant shall not amend the Sublease, and (ix) the Sublease shall contain such other Terms as Landlord may require.

18.

CONSTRUCTION LIENS.  The interest of Landlord in any part or all of the Property, and the income therefrom, shall not be subject to liens for improvements made, or caused to be made, by Tenant. Tenant will not permit any construction liens, mechanic’s liens or other liens to be placed upon the Premises or the Property. Nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the Premises or any part thereof, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to any construction, mechanic’s or other liens against the Premises or the Property. If any such lien is recorded against or attached to the Premises or the Property, Tenant shall bond against or discharge same within 10 days after Tenant’s receipt of actual notice that the same has been so recorded or attached. Should any such lien not be discharged or bonded off within such 10 day period, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, cause the same to be discharged (including the advancement of monies for such purpose). Any monies advanced or costs incurred by Landlord for any of the aforesaid purposes together with interest thereon at the Interest Rate shall be paid by Tenant to Landlord on demand as Additional Rent. Should a Notice of Commencement be filed in the public records for work by or on behalf of Tenant, the Legal Description shall specifically be limited to Tenant’s leasehold interest in the Premises. In such event, Tenant shall be responsible for having a corresponding Notice of Termination timely recorded in the county which the Property is located upon the completion of such work.

19.

INSURANCE.

(a)

Landlord’s Insurance. Landlord shall maintain (i) fire and extended coverage insurance on the Property (which may include vandalism, malicious mischief and terrorism coverage) and such endorsements as Landlord may require or is otherwise reasonably consistent with other similarly situated buildings) in an amount not less than the full replacement value thereof (which may be exclusive of foundations), or in such amounts as Mortgagee shall require, with such deductibles as shall be determined by Landlord from time to time and (ii) commercial liability insurance with respect to the Property and the activities thereon in such amounts as Landlord or any Mortgagee may require. Landlord’s insurance may include windstorm, flood, plate glass, sign, automobile, sinkhole, business income, rent loss, liquor liability and such other insurance which Landlord or any Mortgagee may require in their sole discretion and with such deductibles as Landlord may desire. The costs of all such insurance shall be part of the Operating Expenses. Landlord reserves the right to self-insure so long as a financial institution such as an insurance company, bank, savings and loan association, or pension fund having a net worth of at least $100 million owns an interest in the Building of 50% or more. Payments for losses under Landlord’s insurance shall be made solely to Landlord or Mortgagee as their interests shall appear. In the event of self-insurance, the premium cost equivalency of such policy or policies shall be a part of the Operating Expenses. Coverage may be raised or lowered in such amounts as may from time to time be prudent to Landlord within its sole discretion. ·

(b)

Tenant’s Insurance. Tenant, at its expense, agrees to secure and keep in force from and after the date Landlord delivers possession of the Premises to Tenant and throughout the Lease Term:

(i)

Commercial general liability insurance with a single combined limit, including any umbrella or excess commercial policy, with a broad form commercial general liability endorsement applicable to the Premises and its appurtenances, the sidewalks, if any, abutting and/or adjoining the Premises, and the business operated by Tenant and/or any party, in or from the Premises, on an occurrence basis in an amount of not less than $2,000,000 or such additional amount as may be reasonably required by Landlord from time to time, which shall include insurance for personal injury, death and property damage occurring upon, in or about the Premises, including water damage and sprinkler leakage legal liability, and shall include products and completed operations coverage with a reasonable deductible consistent with standard industry practice.

(ii)

Special Form property insurance covering all the items included in Tenant Improvements, the HVAC equipment serving the Premises, and all trade fixtures, furniture, decorations, equipment, inventory, merchandise and personal property from time to time in, on or upon the Premises, and alterations, additions or changes made by Tenant. Such insurance shall be in an amount not less than full replacement cost from time to time during the Lease Term without co-insurance. It shall provide protection against perils included within a Special Form Property Policy, including windstorm coverage, together with insurance against sprinkler damage (if sprinklers are installed), vandalism, theft, and malicious mischief, and shall also include plate glass coverage for all plate glass along the exterior walls of the Premises, with a reasonable deductible consistent with standard industry practice. At Landlord’s option, any proceeds from such insurance shall be held by an escrow agent approved by Landlord for the repair, restoration, reconstruction or replacement of the property damaged or destroyed unless this Lease shall cease and terminate in accordance with the provisions of this Lease.

(iii)

Workers’ Compensation insurance in the amount required by law, and employer’s liability insurance in an amount of not less than $1,000,000 with a reasonable deductible consistent with standard industry practice.

(iv)

Business income and interruption insurance respecting Tenant’s operations from the Premises sufficient to cover Tenant’s overhead and payroll for at least 12 months.

(v)

During any period when Tenant Improvements or any other construction work is being performed within the Premises or on the Property by or for Tenant, Tenant or its contractor(s) shall provide builder’s risk insurance equal to the replacement cost of any improvements being constructed, naming Landlord as a loss payee, and owner’s and contractor’s protective liability insurance in an amount of not less than $1,000,000 with a reasonable deductible consistent with standard industry practice; and each contractor shall maintain worker’s compensation insurance as required by law, and Landlord shall be provided with certificates evidencing same.

All policies of Tenant’s insurance shall: (i) be issued in form and by an insurance company approved by Landlord rated A VII or better by the then current Best’s Guide, and qualified to do business in the State of Florida; (ii) name the following parties (the “Interested Parties”) as additional insureds (or as loss payee, as applicable): Landlord, Landlord’s agents and managers, any ground lessor or Mortgagee, and any other parties in interest from time to time designated in writing by notice from Landlord to Tenant; (iii) be delivered (or, at Landlord’s option, a certificate thereof acceptable to Landlord) to the Interested Parties upon or before delivery of possession of the Premises to Tenant and thereafter within 30 days prior to the expiration of each such policy, and, as often as any such policy shall expire or Terminate, renewal or additional policies shall be procured and maintained by Tenant in like manner and to like extent; (iv) contain a provision that the insurer will give the Interested Parties at least 30 days’ notice in writing in advance of any cancellation, termination or lapse, or the effective date of any reduction in the amounts of insurance or any other material change; (v) be written as a primary policy which does not contribute to and is not in excess of coverage which the Interested Parties may carry, and (vi) contain a provision that the Interested Parties, although added as additional insureds or named as loss payees, shall nevertheless be entitled to recover under said policies for any loss occasioned to them, or their servants, agents and employees by reason of the negligence of Tenant. The limit of any insurance maintained by Tenant shall not limit the liability of Tenant. Tenant shall also maintain at its expense such other insurance as is customarily carried by businesses similar to Tenant’s business, in such amounts and conditions as Landlord may reasonably require, All insurance proceeds payable with respect to the Premises and Tenant Improvements shall belong to and shall be payable to Landlord. In the event of any damage or destruction to the Premises and the Lease is not terminated in accordance with this Lease, and Tenant completes its obligation to repair, redecorate and refixture the Premises in accordance with Section 22, Tenant shall be entitled to such proceeds, but such insurance proceeds shall be held in trust by or on behalf of Tenant for such purposes in a manner reasonably acceptable to Landlord. If Tenant shall fail to complete the repairs, redecoration and refixturing which it is obligated to perform under Section 22, or if this Lease is terminated prior to completion of such work, Tenant shall have no right or claim to such proceeds, and all such proceeds shall be turned over to Landlord and disposed of as Landlord, in its sole and absolute discretion, may determine. Upon termination of this Lease by Tenant pursuant to Section 22, Tenant shall also pay to Landlord any deductible of any Tenant insurance policy with respect to the Premises and if the proceeds are insufficient to complete any restoration work, Tenant shall pay Landlord any deficiency.

20.

INDEMNITY; LIMITATION OF LIABILITY.

(a)

Landlord shall not be liable for, and Tenant will indemnify, defend and save Landlord, its agents, employees, contractors and lenders harmless from, all fines, suits, damages, claims, demands, losses, and actions (including attorneys’ fees) arising out of: (i) for any injury to person or damage to or loss of property on or about the Premises or the Property caused by the actual or alleged negligence or misconduct of Tenant, its employees, subtenants, invitees, licensees, or by any other person entering the Property under express or implied invitation of Tenant; (ii) Tenant’s use of the Premises; (iii) the conduct on any work done on behalf of Tenant; (iv) failure of Tenant to comply with Legal Requirements; or (iv) ·any breach of or default under this Lease by Tenant.

(b)

Landlord shall not be responsible for any of its or any other person’s acts or omissions including, without limitation, its negligence, or the acts, omissions or negligence of any party for whom Landlord could be responsible or liable including, without limitation, its agents, employees, invitees, lessees, licensees or independent contractors, that causes any loss or damage to any property or the death or injury to any person, whether occasioned: (i) by theft, fire, act of God or public enemy, injunction, riot, strike, insurrection, war, court order, requisition of other governmental body or authority; (ii) due to the Premises, the Building or the Property becoming out of repair; (iii) by the happening of any accident in or about the Property; (iv) by any act of neglect of any tenant or occupant of the Property or of any other person; or (v) otherwise. This provision shall apply especially (but not exclusively) to damage caused by water, frost, weather, steam, sewerage, electricity, gas, sewer gas or odors, or by the bursting or leaking of pipes or plumbing work, and shall apply equally whether such damage be caused by act or neglect of Landlord or any of the other tenants, occupants, or maintenance personnel of the Property, or of any other person. Notwithstanding the foregoing, but subject to Section 21, Landlord shall be liable for any such loss, damage, death or injury which is proximately caused by the Landlord’s gross negligence or willful misconduct.

21.

WAIVER OF SUBROGATION RIGHTS.  Except as otherwise provided in Section 22(b), Landlord and Tenant each waives on behalf of itself and its insurers (none of which shall ever be assigned any such claim or be entitled thereto due to subrogation or otherwise) any and all rights of recovery, claim, action, or cause of action against the other, its agents, officers, or employees, for any loss or damage that may occur to the Premises or the Property, or any improvements thereto, or any personal property of such Party therein, by reason of fire, the elements, or any other causes which are, or could or should be insured against under the Terms of the standard fire and extended coverage insurance policies referred to in Section 18, regardless of whether such insurance is actually maintained and regardless of the cause or origin of the damage involved, including negligence of the other Party, its agents, officers, or employees.

22.

CASUALTY DAMAGE.

(a)

If the Premises shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. If: (i) the Building shall be so damaged that substantial alteration or reconstruction of the Building shall, in Landlord’s sole opinion, be required (whether or not the Premises shall have been damaged by such casualty); (ii) any Mortgagee’s interest in the Property requires that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt; (iii) there is any material uninsured loss to the Property, Landlord may, at its option (y) terminate this Lease by notifying Tenant in writing of such termination within 90 days after the date of such casualty; and (z) not repair, reconstruct, or restore the Premises or the Building, whether or not the Premises have suffered from the casualty.

If the Landlord estimates that it can repair the Premises, excluding Tenant Improvements therein, (“Landlord Restoration Work”) within 360 days from receipt of all insurance proceeds, the Lease will continue unless otherwise Terminated by Landlord as provided above. Landlord’s estimate of the length of time necessary to complete repairs shall be given to Tenant the later of: (i) 30 days after a written request from Tenant is received by Landlord; and (ii) 60 days after the occurrence of a casualty. If Landlord is prevented by force majeure (“Delays”), from completing Landlord’s Restoration Work within said applicable period, and if Landlord provides Tenant with written notice of such cause for the Delays within 15 days of the occurrence thereof, said notice to contain the reason for the Delays and a good faith estimate of the period of the delay caused thereby, then Landlord shall have an additional period beyond said applicable period, equal to the Delays in which to restore the damaged areas of the Building. In such event, Tenant may not elect to terminate this Lease until said additional period required for completion has expired with the Building not having been substantially restored. Landlord’s obligation to restore shall be limited to the extent of the insurance proceeds actually received by Landlord as a result of the casualty and Landlord’s restoration obligations shall be limited to the Building shell and the Shell Improvements located in the Premises.

When the Landlord’s repairs have been substantially completed, Tenant shall promptly complete the restoration of all improvements to the Premises in excess of Landlord’s Restoration Work (including, without limitation, all Tenant Improvements unless Landlord elects, at Tenant’s expense, to restore any such Tenant Improvements) necessary to permit Tenant’s reoccupancy of the Premises and to restore the Premises to the condition immediately before such casualty or damage, in accordance with plans and specifications approved by Landlord and Tenant. Landlord shall have the right to approve any contractor Tenant selects to perform such work. Tenant shall also be responsible for the restoration of Tenant’s furniture, equipment, and fixtures. All cost and expense of reconstructing the Premises to a level in excess of that at the execution of this Lease shall be borne by Tenant.

(b)

Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such casualty damage or the repair thereof. Subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of Rent until Landlord’s Restoration Work is substantially completed and a reasonable period of time has elapsed for Tenant to restore the Tenant Improvements, not to exceed 60 days from the date Land lord substantially completes the Shell Improvements. If the Premises or any other portion of the Property be damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant’s agents, contractors, employees, or invitees, the Rent shall not be diminished during the repair of such damage, and Tenant shall be liable to Landlord for the cost of the repair and restoration of the Premises, the Building, the Complex and/or the Property to the extent such cost and expense is not covered by insurance proceeds.

23.

CONDEMNATION. If the whole or substantially the who le of the Complex should be taken for any public or quasi-public use, by right of eminent domain or otherwise or should be sold in lieu of condemnation, then this Lease shall Terminate as of the date when physical possession of the Building or the Property is taken by the condemning authority. If less than the whole or substantially the whole of the Complex is so taken or sold, Landlord may, at its option, terminate this Lease by giving notice thereof to Tenant, whether or not the Premises are affected. In the event of such notice, this Lease shall terminate as of the date when physical possession of such potion of the Complex is taken by the condemning authority. If this Lease is not so terminated upon any such taking or sale, and if a port ion of the Premises is taken, the Base Rent shall be diminished by an equitable amount. Landlord shall, to the extent Land lord deems feasible, restore the Building and, if affected, the Premises but such work shall not exceed the scope of the work of constructing Landlord’s Restoration Work. Landlord shall not in any event be required to expend amounts for such work in excess of the amount received by Landlord as compensation for such taking. All amounts awarded upon a taking of any part or all of the Property shall belong to Landlord, and Tenant shall not be entitled to and expressly waives all claims to any such compensation, including claims Tenant may make by reason of its leasehold interest in or business at the Premises.

24.

EVENTS OF DEFAULT; REMEDIES.

(a)

The following events shall be deemed to be “Events of Default” by Tenant under this Lease: (i) Tenant shall fail to pay any Rent when due under this Lease; (ii) Tenant shall fail to comply with any provision of this Lease not requiring the payment of money (all of which terms, provisions, and covenants shall be deemed material) or any other agreement between Landlord and Tenant and such failure shall continue for a period of 15 days after written notice of such default is delivered to Tenant, or if such failure could not reasonably be cured within such period, Tenant shall have failed to commence such cure within such period or thereafter failed to prosecute with diligence such cure to completion, but in no event later than 60 days after Landlord’s initial notice to Tenant of such failure; (iii) Tenant’s leasehold interest shall be taken by execution or other process of law in any action against Tenant; (iv) Tenant notifies Landlord, at any time prior to the Rent Commencement Date, that Tenant does not intend to take occupancy of the Premises upon the Rent Commencement Date, or Tenant shall fail to promptly move into and take possession of the Premises when the Premises are ready for occupancy or shall cease to do business in or abandon any substantial portion of the Premises; (v) Tenant shall become insolvent or unable to pay its debts as they become due, or Tenant notifies Landlord that it anticipates either condition; (vi) Tenant takes any action to, or notifies Landlord that Tenant intends to file a petition under the Bankruptcy Code, or under any similar law or statute of the United States or any State thereof, or a petition shall be filed against Tenant under any such statute, or Tenant notifies Landlord that it expects such a petition to be filed; (vii) a receiver or trustee shall be appointed for Tenant’s leasehold interest in the Premises or for all or a substantial part of the assets of Tenant or any guarantor; (viii) Tenant shall make any assignment of this Lease or sublease of all or any portion of the Premises without Landlord’s prior consent in violation of the terms of this Lease; (ix) Tenant shall remove or permit the removal of any furniture, fixtures or equipment from the Premises other than in the ordinary course of its business; (x) if Tenant fails more than twice within any 12 month period to observe or perform any covenant, condition, or agreement of this Lease (including without limitation the payment of Rent), regardless of whether such defaults shall have been cured by Tenant, the third default shall at the election of Landlord, in its sole and absolute discretion, be deemed a noncurable Event of Default; (xi) Tenant or any agent of Tenant falsifies any report or misrepresents other information required to be furnished to Landlord pursuant to this Lease; (xii) the death of Tenant or any Guarantor; or the commencement of steps or proceedings toward the dissolution, winding up, or other termination of the existence of the Tenant or of any Guarantor, or toward the liquidation of either of their respective assets; or (xiii) the occurrence of any other event described as a default elsewhere in the Lease or any amendment thereto, regardless of whether such event is defined as one of the Events of Default in this Section.

(b)

Upon the occurrence of any of the Events of Default enumerated above, or any other event of default by Tenant under this Lease Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand: (i) terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord; (ii) terminate Tenant’s right to occupy the Premises and re-enter and take possession of the Premises (without terminating this Lease); (iii) declare all amounts and Rents due under this Lease for the remainder of the Lease Term (or any extension or renewal thereof) to be immediately due and payable, and thereupon all rents and other charges due to the end of the Lease Term (or any extension or renewal term, if applicable) shall be accelerated, but such accelerated amount shall be discounted to the then present value at the discount rate of the Federal Reserve Bank of the district within which the Premises is located. Upon any termination of the Lease or Termination of possession to the Premises, Land lord may elect to enter and repossess the Premises and relet all or part of the Premises for Tenant’s account, for a term or terms which may, at Landlord’s option, be less than or greater than the period which would otherwise have constituted the balance of the Lease Term. Tenant shall be liable in damages for all expenses incurred in any such reletting including, without limitation, any Tenant improvement allowance, expenditures in connection with renovation, maintenance, repairs and/or alterations for the new tenant, broker’s commissions, legal fees, etc. and for any difference between the amount of rent received from such reletting and the Rent due and payable under the Terms of this Lease. If Landlord enters the Premises Landlord may do whatever Tenant is obligated to do under the terms of this Lease, and Tenant agrees to reimburse Landlord on demand for any expense which Landlord may incur in effecting compliance with Tenant’s obligations under this Lease. Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action. In addition, Landlord may exercise all other remedies available to Landlord at law or in equity, including, without limitation, injunctive relief.

Should Landlord elect to re-enter or take possession of the Premises after Tenant’s default, Tenant waives notice of such re-entry or repossession. Landlord may make such alterations and/or decorations in the Premises as Landlord, in Land lord’s sole discretion, considers advisable and necessary for the purpose of reletting, securing or maintaining the Premises. Landlord, in addition to all other rights and remedies it may have, shall have the right to keep in place and use all of the inventory, furniture, fixtures, equipment and other personal property in the Premises and/or remove any or all of Tenant’s property from the Premises which may then be sold, disposed of, or stored at the cost of and for the account of Tenant. Landlord shall not be responsible for the care or safekeeping of any such property and Tenant waives any claim against Landlord relating thereto. No re-entry or taking possession of the Premises by Landlord shall be construed as an election on Landlord’s part to terminate this Lease unless written notice of such intention is given to Tenant. Notwithstanding any reletting without termination of this Lease, Landlord may at any time thereafter elect to terminate this Lease. In any event, Landlord shall not be liable for, nor shall Tenant’s obligations be diminished by reason of, any failure by Landlord to relet the Premises or any failure by Landlord to collect any sums due upon such reletting, and the refusal, failure or inability of Landlord to relet the Premises or any part or parts thereof shall not release or affect Tenant’s liability for damages, Tenant specifically waiving any duty on the part of Landlord to mitigate damages otherwise imposed by law. Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, expel or remove Tenant and any other person who may be occupying said Premises or any part thereof. In addition, the provisions of Section 13 shall apply with respect to the period from and after the giving of notice of such Termination to Tenant. All of Landlord’s remedies shall be cumulative and not exclusive. Forbearance by Landlord to enforce any remedies following an event of default shall not be deemed or construed to constitute a waiver of such default. Without limiting the generality of the foregoing, the maintenance of any action or proceeding to recover possession of the Premises or any Rent or any other monies that may be due or become due from Tenant to Landlord shall not preclude Landlord from thereafter instituting and maintaining subsequent act ions or proceedings for the recovery of possession of the Premises or of any other Rent or monies that may be due or become due from Tenant. Any entry or re-entry into the Premises by Landlord shall not be deemed to absolve or discharge Tenant from liability under this Lease.

(c)

In addition to any other rights and remedies available to Landlord under this Lease and/or at law, Tenant shall reimburse Landlord upon demand the unamortized portion of: (i) any Tenant improvement allowance; (ii) brokerage fees paid by Landlord in connection with this Lease; (iii) costs expended by Landlord in connection with any Tenant Improvements made by Landlord;

and (iv) all other costs, expenses and other sums incurred by Landlord in connection with preparing and/or improving the Premises for Tenant’s occupancy under this Lease.

(d)

Tenant expressly waives any and all rights of redemption and rights to relief from forfeiture granted by or under any present or future laws, if Tenant shall be evicted or dispossessed from the Premises for any cause, or Landlord reenters the Premises following the occurrence of any Event of Default, or this Lease is Terminated before the expiration date thereof originally fixed in this Lease. For the enforcement of Landlord’s remedies, Landlord may have recourse to any applicable legal or equitable process for the recovery of possession of the Premises and the right to seek an injunction or a declaratory judgment as if no other remedies were provided for such breach. Except as otherwise specifically required by this Lease, Tenant waives any and all statutory and legal notice requirements.

25.

SUBORDINATION TO MORTGAGE; ATTORNMENT.

(a)

Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust, ground lease, or other lien presently existing or subsequently arising upon the Property and to any renewals, refinancing and extensions thereof or of any ground leases (collectively, a “Mortgage”). Tenant agrees that any Mortgagee shall have the right at any time to subordinate such Mortgage to this Lease on such terms and subject to such conditions as Mortgagee may deem appropriate in its discretion. The terms of this Lease are subject to approval by Mortgagee, and such approval is a condition precedent to Landlord’s obligations under this Lease. Landlord is irrevocably vested with full power and authority to subordinate this Lease to any Mortgage now existing or subsequently placed upon the Property. Tenant agrees upon demand to execute such further instruments (collectively, “Subordination Instrument”) subordinating this Lease or attorning to the holder of any such Mortgage as Landlord may request. Tenant’s failure to execute the Subordination Instrument within 10 days following any request shall be deemed an Event of Default. If Tenant fails to execute the Subordination Instrument promptly upon request, Tenant irrevocably constitutes Landlord as its attorney-in-fact to execute the Subordination Instrument in Tenant’s name, place, and stead, it being agreed that such power is one coupled with an interest. Tenant shall be responsible for paying any legal fees or charges required by Mortgagee to execute and deliver the Subordination Instrument and any legal fees and charges incurred by Landlord in connection with the Subordination Instrument.

(b)

If a Mortgagee, or any other person claiming under a Mortgage, succeeds to Landlord’s interest in this Lease whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease or otherwise, Tenant will recognize and attorn to said Mortgagee or other person as its Landlord under this Lease. Upon any completion of a Mortgage foreclosure or deed in lieu (as applicable), any new owner shall not: (i) be liable for any act or omission of Landlord or with respect to events occurring prior to acquisition of ownership to the extent applicable to the period prior to the date such new owner succeeds to Landlord’s interest under this Lease; (ii) be subject to any offsets or defenses which Tenant might have against Landlord to the extent applicable to the period prior to the date such new owner succeeds to Landlord’s interest under this Lease; (iii) be bound by prepayment of more than one month’s Rent; (iv) liable for the return of any Security Deposit unless received by Landlord; or (v) bound by any amendment or modifications of this Lease made without their prior written consent.

(c)

Tenant agrees to give prompt written notice to Mortgagee of any default by Landlord that would entitle Tenant to cancel this Lease, and agrees that notwithstanding any provision of this Lease, no notice of cancellation thereof given on behalf of Tenant shall be effective unless

Mortgagee has received said notice and has failed within 30 days of the date of receipt thereof to cure Landlord’s default, or if the default cannot be cured within 30 days, has failed to commence and to diligently pursue the cure of Land lord’s default which gave rise to such right of cancellation. Tenant further agrees to give such notices to any successor of Mortgagee, provided that such successor shall have given written notice to Tenant of its acquisition of Mortgagee’s interest in the Mortgage and designated the address to which such notices are to be sent.

(d)

Tenant acknowledges that Landlord may execute and deliver to Mortgagee an Assignment of Leases and Rents conveying the rentals under this Lease as additional security for the loan secured by the Mortgage, and Tenant consents to such Assignment.

(e)

Tenant agrees that it will not, without the prior written consent of Mortgagee, do any of the following, and any such purported action without such consent shall be void as against Mortgagee:

(i)

modify this Lease or any extensions or renewals thereof in such a way as to reduce the Rent, accelerate Rent payments, shorten the Lease Term, or change any renewal option;

(ii)

terminate this Lease except as provided by its terms; or

(iii)

tender or accept a surrender of this Lease or make prepayment in excess of one month of Base Rent.

26.

ESTOPPEL CERTIFICATES. Tenant agrees that it will from time to time within 5 days of each request by Landlord, execute and deliver to such persons as Land lord shall request, a statement (each, a “Tenant Estoppel Certificate”) in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which Rent and other charges payable under this Lease have been paid, stating that Landlord is not in default (or if Tenant alleges a default, stating the nature of such alleged default), and further stating such other matters as Landlord shall reasonably require. Landlord shall provide the form of each such statement. Any Tenant Estoppel Certificate may be relied upon by Landlord or any prospective purchaser, Mortgagee, or prospective Mortgagee of the Complex or any portion thereof. If Landlord submits an estoppel certificate to Tenant and Tenant fails to return same duly executed and acknowledged, or fails to object to its contents, within said 5 day period, the matters set forth therein shall conclusively be deemed to be correct.

27.

ATTORNEYS’ FEES.  If any action or proceeding is commenced in which Landlord intervenes or is made a party by reason of being the Landlord under this Lease, Tenant shall reimburse Landlord for Landlord’s costs and expenses incurred as a result thereof, including without limitation, reasonable attorneys’ and paralegals’ fees. In the event of any litigation between the Parties under this Lease, the prevailing Party shall be entitled to receive from the other Party full reimbursement of such prevailing Party’s reasonable attorneys’ and paralegals’ fees and costs incurred therewith, whether such fees or costs are incurred before, during, or after any trial or administrative proceeding or on appeal or in bankruptcy.

28.

NO IMPLIED WAIVER.  The failure of Landlord to insist at any time upon the strict performance of any covenant or agreement in this Lease or to exercise any option, right, power, or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Rent due under this Lease shall be deemed to be other than on account of the earliest Rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or pursue any other remedy in this Lease provided.

29.

LANDLORD’S LIABILITY. The term “Landlord,” as used in this Lease, shall mean only the owner or owners, at the time in question, of the fee title to the Building. Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations under this Lease and in the Property. In the event of any transfer, Landlord as named in this Lease (and in the case of any subsequent transfers, then the grantor) shall be relieved from and after the date of such transfer of all liability in respect of Landlord’s obligations thereafter to be performed. Any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has a n interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall, subject to the above, be binding on Landlord’s successors and assigns, only during their respective periods of ownership. The obligations of Landlord under this Lease do not constitute personal obligations of Landlord or the individual partners, shareholders, members, managers, directors, officers, and property managers. Tenant shall look solely to Landlord’s then existing interest in the Property, and to no other assets of Landlord, for satisfaction of any liability in respect of this Lease, and will not seek recourse against the individual partners, shareholders, members, managers, directors, officers, property managers, or any of their personal assets for such satisfaction. No other properties or assets of Landlord shall be subject to levy, execution, or other enforcement procedures for the satisfaction of any judgment (or other judicial process) or for the satisfaction of any other remedy of Tenant arising out of or in connection with this Lease, the relationship of Landlord and Tenant, or Tenant’s use of the Premises. Landlord shall under no circumstances be liable for injury to Tenant’s business or for any loss of income, incidental or consequential damages, or profit therefrom or for punitive damages, all of which are expressly waived by Tenant.

30.

SECURITY DEPOSIT. If Section l(a)(vii) sets forth an amount for the Security Deposit, then the Security Deposit shall be due upon execution of this Lease, or at such other date as provided for in Section 1 (a)(x) and shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant’s obligations under this Lease. The Security Deposit shall not be considered an advance payment of Rent or a measure of Tenant’s liability for damages in case of default by Tenant. Landlord may commingle the Security Deposit with Landlord’s other funds. Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrearages of Rent or to satisfy any other covenant or obligation of Tenant. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not in default at the termination of this Lease, the balance of the Security Deposit remaining after any such application shall be returned by Landlord to Tenant following settlement of Tenant’s Proportionate Share of Taxes and Operating Expenses for the final calendar year of the Lease Term. If Landlord transfers its interest in the Premises during the Lease Term, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of such Security Deposit.

31.

NOTICE. Unless otherwise provided in this Lease, all notices and requests required or permitted under this Lease to Landlord or Tenant shall be in writing and shall be addressed to the addresses indicated in this Lease or to any other address that Landlord or Tenant may designate in a notice to the other Party given at least 15 days in advance. All notices shall be deemed to be properly served if delivered to the appropriate address by registered or certified mail (with postage prepaid and return receipt requested), courier, express delivery service (such as FEDEX, D.H.L. or similar express services), or by facsimile transmission (provided that there is independent verification of delivery). Anything contained in this Lease to the contrary notwithstanding, no notice of default, termination or election of any right under this Lease by Tenant (collectively “Material Notices”) shall be deemed delivered to, or received by, the receiving Party if sent by the sending Party only by facsimile. Such Material Notices, if sent by facsimile, must also be sent by any other notice method described in this Section and shall only be deemed received by Landlord pursuant to the provisions applicable to such applicable non-facsimile notice method so utilized. The date of service of a notice served shall be the date of actual receipt or refusal of delivery. If any Mortgagee shall notify Tenant that it is the holder of a Mortgage affecting the Premises, no notice of default thereafter sent by Tenant to Landlord shall be effective unless and until a copy of the same shall also be sent to such Mortgagee in the manner prescribed in this Section and to such address as such Mortgagee shall designate. Until further notice: (i) the address for Tenant shall be the Name and Address of Tenant for Notices as set forth in Section 1(a); and (ii) the address for Landlord shall be as follows:

Once Tenant has taken occupancy of the Premises, any notice from Landlord to Tenant shall be effective if delivered to the Premises address in the manner provided in this Section. Although the Parties may communicate from time to time by email, email correspondence shall not be deemed to be effective notice under this Lease. Notices may be given on behalf of any Party by such Party’s legal counsel. In the event of any litigation under this Lease, the foregoing notice provisions shall in no way prohibit notices from being given as provided in the rules of civil procedure of the State of Florida, as the same may be amended from time to time and any notice so given in any such litigation shall constitute notice herein.

32.

SEVERABILITY. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each Term and provision of this Lease shall be otherwise valid and enforced to the fullest extent permitted by law.

33.

RECORDATION. Tenant agrees not to record this Lease or any memorandum of this Lease. At Landlord’s request, Tenant agrees to promptly execute a memorandum of this Lease in recordable form, and Landlord may, at its option, record such memorandum i n the Public Records of the County in which the Property is located.

34.

GOVERNING LAW; IMMUNITY; SERVICE OF PROCESS; JURISDICTION. This Lease and the rights and obligations of the Parties shall be interpreted, construed, and enforced in accordance with the laws of the State of Florida. Landlord and Tenant agree to submit to the personal jurisdiction of and that the venue for any proceeding under or relating to this Lease shall be in any court serving the County where the Property is located. If Tenant is a governmental entity (domestic or foreign) or otherwise entitled to diplomatic or sovereign immunity, in connection with any claim, suit, action or other proceeding arising out of or relating to this Lease or Tenant’s occupancy of the Premises, Tenant (a) waives the defense of diplomatic or sovereign immunity to which it may be entitled, whether directly or indirectly, (b) waives service of process under any federal statute, rule or other law and consents to, and acknowledges Tenant is subject to, service of process in accordance with the laws of the State of Florida, and (c) waives any right to remove any such claim, suit, action or proceeding to federal court or any other court.

35.

FORCE MAJEURE. Whenever a period of time is herein prescribed for the taking of any action by either Party, neither Landlord nor Tenant shall be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the control of Landlord or Tenant. No permitted delay by Tenant may, in any event, exceed 30 days nor excuse Tenant from the prompt payment of any Rent or delay the date on which Tenant’s obligation to commence to pay Rent shall begin.

36.

TIME OF PERFORMANCE.  Except as expressly otherwise provided, with respect to all required acts of Tenant, time is of the essence of this Lease.

37.

BROKERS. Landlord and Tenant each represent and warrant one to the other that except as may be set forth in this Lease, neither of them has contracted with any broker in connection with the negotiations of the terms of this Lease or the execution thereof. Landlord and Tenant agree to indemnify and to hold each other harmless against any loss, expense or liability with respect to any claims for commissions, finder’s fees or brokerage fees arising from or out of any breach of the foregoing representation and warranty. Landlord shall be responsible for any commission due Landlord’s Broker in connection with this transaction pursuant to a separate written agreement. If Tenant’s Broker has been defined in Section I(a) of this Lease, then Tenant has advised Landlord that Tenant has contracted with Tenant’s Broker as its broker and Landlord shall be responsible for the Commission for Tenant’s Broker subject to the existence of a separate written agreement between Tenant’s Broker and Landlord.

38.

EFFECT OF DELIVERY OF THIS LEASE. Landlord has delivered a copy of this Lease to Tenant for Tenant’s review only, and the deli very does not constitute an offer to Tenant or option to lease. This Lease shall not be effective until a copy executed by both Landlord and Tenant is delivered to and accepted by Landlord.

39.

RELOCATION. Landlord shall be entitled to cause Tenant to relocate from the Premises to a space of comparable size and interior finish (a “Relocation Space”) anywhere within the Complex at any time upon 30 days prior written notice to Tenant. The costs of the physical relocation of Tenant (including its reasonable moving expenses and providing for interior finishes com parable to those existing within Tenant ‘s premises at the time of relocation) shall be borne by Landlord. Such a relocation shall not terminate or otherwise affect or modify this Lease except that from and after the date of such relocation, the “Premises” shall refer to the relocation space into which Tenant has been moved, rather than the original Premises.

40.

CAPTIONS; CONSTRUCTION. The Section captions used are for convenience and reference only and in no way add to or detract from the interpretation of the provisions of this Lease. Landlord, Tenant and their separate advisors believe and agree that this Lease is the product of their joint efforts, that it expresses their agreement, and that this Lease shall be construed without regard to any presumption or other rule permitting construction against the Patty causing this Lease to be drafted and shall not be construed more strictly in favor of or against either of the Parties merely because of their efforts in its preparation, but this Lease shall be interpreted in accordance with the general tenor of the language in an effort to reach the intended result. All of the Exhibits are incorporated into and made a part of this Lease for all purposes. Reference to “Premises”, “Complex”, “Building”, “Parking Facilities”, “Common Areas” and the “Property” shall include the whole or any portion of such property. Un less otherwise specifically indicated to the contrary, the word “days,” as used in this Lease, shall mean and refer to calendar days.

The word “Tenant” shall be deemed and taken to mean each and every person or Party mentioned as a Tenant, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given or to all thereof. If more than one Party has executed this Lease as “Tenant,” the liability of each Party is joint and several. The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, a partnership, a limited liability company, a firm, a corporation, or a group of 2 or more individuals or corporations. The necessary grammatical l changes required to make the provisions of this Lease apply in the plural sense where there is more than one Landlord or Tenant and to either corporations, associations, partnerships, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

41.

BINDING EFFECT, PRIOR AGREEMENTS AND MODIFICATION. This Lease shall be binding upon and inure to the benefit of Landlord, its successors and assigns, and Tenant, its successors and, to the extent assignment is permitted under this Lease, Tenant’s assigns. This Lease contains the sole and entire agreement between the Parties and supersedes all previous written and oral negotiations and agreements between the Parties with respect to the subject matter of this Lease. All prior agreements, understandings, representations and/or promises made or entered into by the Patties are superseded by and replaced with this Lease, so that this Lease is the sole agreement between the Parties. The provisions of this Lease may not be modified or amended, except by an instrument in writing and signed by both Patties.

42.

STATUTORY NOTICE REQUIREMENT. Tenant acknowledges receipt of the following notice as required by Section 404.056(8) of Florida Statutes:

RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing ma y be obtained from your county public health unit.

43.

WAIVER OF TRIAL BY JURY. IT IS MUTUALLY AGREED BY AND BETWEEN LANDLORD AND TENANT THAT THE PARTIES SHALL AND THEY DO EACH WAIVE THEIR RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, AND TENANT’S USE OR OCCUPANCY OF THE PREMISES, WHETHER SUCH CLAIM IS IN CONTRACT, TORT OR OTHERWISE. TENANT FURTHER AGREES THAT IT SHALL NOT INTERPOSE ANY COUNTERCLAIM OR COUNTERCLAIMS IN A SUMMARY PROCEEDING BROUGHT BY LANDLORD.

44.

FINANCIAL STATEMENTS. Deleted.

45.

REPRESENTATIONS; AUTHORITY.

(a)

Tenant represents and warrants that: (i) there are no proceedings pending or, to the knowledge of Tenant, threatened before any court or administrative agency that would materially adversely affect the ability of Tenant to enter into this Lease or the validity or enforceability of this Lease; (ii) there is no provision of any existing mortgage, indenture, contract or agreement binding on Tenant which would conflict with or in any way prevent the execution, delivery or performance of the terms of this Lease; (iii) if Tenant is a corporation, partnership (general or limited), limited liability company, or other entity, then the person executing this Lease on behalf of Tenant has been duly authorized to execute this Lease on behalf of Tenant by the appropriate officers, directors, shareholders, partners (general or limited) members, managers, principals or other persons or entities; (iv) Tenant is in good standing, qualified to do business in the State of Florida; and (v) Tenant has full right, power and lawful authority to execute, deliver and perform its obligations under this Lease, in the manner and upon the terms contained herein, and to grant the estate herein demised, with no other person needing to join in the execution hereof in order for this Lease to be binding on Tenant.

(b)

Unless otherwise specifically provided for in this Lease, Landlord represents to Tenant that to Landlord’s actual knowledge and belief Landlord has full right, power and lawful authority to execute, deliver and perform its obligations under this Lease, in the manner and upon the terms contained herein, and to grant the estate herein demised, with no other person needing to join in the execution hereof in order for this Lease to be binding on Landlord.

46.

TENANT’S ACCEPTANCE LETTER.  Tenant agrees to execute and deliver to Land lord a Tenant Acceptance Letter in the form attached as Exhibit “E” within 5 days of a request by Landlord.

47.

BANKRUPTCY.  Landlord and Tenant understand that, notwithstanding certain provisions to the contrary contained this Lease, a trustee or debtor in possession under the Bankruptcy Code may have certain rights to assume or assign this Lease. The Parties further understand that, in any event, Landlord is entitled under the Bankruptcy Code to adequate assurances of future performance of the provisions of this Lease. The Parties agree that, with respect to any such assumption or assignment, the term “adequate assurance” shall include at least the following:

(a)

To assure Landlord that the proposed assignees will have the resources to pay all Base Rent and Additional Rent, any proposed assignee must have, as demonstrated to Landlord’s satisfaction, a net worth (calculated in accordance with generally accepted accounting principles) of not less than the net worth of Tenant or any guarantor (whichever is greater) on the date this Lease became effective, increased by 7%, compounded annually, for each year from the Rent Commencement Date through the date of the proposed assignment. It is understood and agreed that the financial condition and resources of Tenant were a material inducement to Landlord in entering into this Lease.

(b)

Any proposed assignee must have been engaged in the conduct of business for the 5 years prior to any such proposed assignment, which business does not violate the Permitted Uses, and such proposed assignee shall continue to engage in the Permitted Use and will not cause Landlord to be in violation or breach of any provision in any other lease, financing agreement, operating agreement or other agreement relating to the Complex. It is understood and agreed that Landlord’s asset will be substantially impaired if the trustee in bankruptcy or any assignee of this Lease makes any use of the Premises other than the Permitted Use.

(c)

Any proposed assignee of this Lease must assume and agree to be personally bound by the provisions of this Lease.

48.

NO PARTNERSHIP.  Nothing contained in this Lease, nor any actions of the Parties shall be deemed or construed to create the relationship of principal and agent, partnership, joint venture, or any relationship between Landlord and Tenant other than that of landlord and tenant.

49.

THIRD PARTY RIGHTS. The Parties do not intend to grant directly, indirectly or by implication or by any other means any third Party beneficiary rights to any persons or entities.

50.

RESERVATIONS. Landlord reserves to itself the right, from time to time, to grant, without the consent or joinder of Tenant, such easements, rights and dedications that Landlord deems necessary and to cause the recordation of easements, dedications, parcel maps/plats and restrictions so long as same do not adversely and materially: (a) interfere with the use of the Premises by Tenant; (b) increase Tenant’s obligations under this Lease; or (c) decrease Tenant’s rights. Tenant agrees to promptly execute and deliver in recordable form any documents reasonably requested by Landlord to effectuate any such easements, rights, dedications, parcel maps/plats and or restrictions.

51.

COUNTERPARTS, FACSIMILES.  This Lease may be executed in multiple counterparts, all of which together shall constitute one and the same original instrument. A facsimile signature shall be deemed for all purposes to be an original.

52.

SURVIVAL. Anything contained in this Lease to the contrary notwithstanding, the expiration or termination of the Lease Term of the Lease, whether by lapse of time or otherwise, shall not relieve Tenant from Tenant’s obligations accruing prior to the expiration or termination of the Lease Term, all of which shall survive the same, whether or not same is expressly stated in the particular Section of this Lease, including, without limitation, Tenant’s obligations with respect to: (a) the payment of Base Rent and all items of Additional Rent; (b) any provisions of this Lease with respect to indemnities of Landlord made by Tenant; and (c) the removal of all property of Tenant required to be removed and the repair of all damage to the Premises caused by such removal at the expiration or termination of this Lease to the extent required.

53.

ALTERATIONS. Tenant agrees that Landlord is not required to perform any work on the Premises other than those for which Landlord is expressly obligated to perform as set forth on Exhibit (F) to this Lease, if any, and labeled “Landlord ‘s Work.” Any and all modifications to the Premises shall be governed by the provisions of Exhibit (F).

54.

REDEVELOPMENT.

(a)

Tenant acknowledges that Landlord may, but is under no obligation to redevelop the Project at some time in the future. Landlord expressly reserves the right at any time to do any or all of the following without it constituting an eviction or a breach of the covenant of quiet enjoyment: add or remove buildings or structures; change the number, size or location of buildings, structures, signs or other tenants; change building dimensions, change the number of floors in any of the buildings or structures; enclose or open any areas; add to, alter or remove partially or wholly any identity and type of stores or tenancies; change the name of the Project; change the address or designation of the Premises or the building in which the Premises is located; provide underground or multiple-level parking decks; convert Common Areas into leasable areas or leasable areas into Common Areas; change the means of ingress to and egress from the Project; expand or reduce the size of the Project; or change the design and layout of the Common Areas, provided, however, that ingress to or egress from the Premises shall be in compliance with all applicable codes and ordinances. In the event Landlord undertakes such a redevelopment, Tenant acknowledges that the redevelopment process may disrupt the normal business activities of the Tenant ‘s Business and the Project. Tenant agrees to accept the Leased Premises subject to any inconvenience, disturbance or impact any such redevelopment may have upon the Leased Premises and Tenant’s operations. Landlord agrees to take commercially reasonable efforts to minimize such inconveniences, disturbances, or impacts.

(b)

As used herein, the term “Approvals” shall mean all permits, approvals, variances, licenses and other determinations required under the provisions of applicable federal, state, county and local municipal laws, ordinances, regulations and administrative rulings to redevelop the Project, including any tax increment financing approvals (TIF), if applicable. In the event Landlord undertakes such a redevelopment, Tenant acknowledges that Exhibit “ B” attached to the Lease may not remain as shown and Land lord may relocate, increase, reduce or otherwise change the number, dimensions, or locations of buildings, parking areas, drives, exits, entrances, walks and other Common Areas of the Project, or the location of the Leased Premises, as may be necessary, whether in order to obtain the Approvals in a timely manner, or in the event changes to the layout of the Project need to be made to accommodate the redevelopment of the Project in general, or the development or redevelopment of other tenants’ spaces at the Project, without any calendar year construction blackout periods, construction limitations or building restrictions. If Tenant is relocated as a result of the Redevelopment, Landlord shall undertake to pay for the relocation expenses and the rent shall be adjusted as noted in the “Relocation” paragraph above

(c)

Notwithstanding anything contained in the Lease to the contrary, Landlord shall have the right to terminate the Lease at any time, upon not less than one (1) year prior written notice to Tenant in the event Landlord needs the Leased Premises to accommodate a redevelopment of the Project as provided above. In the event the Lease is terminated pursuant to this Article, the Lease Term shall expire on the termination date provided in the notice as if that were the date of expiration originally provided in the Lease. Tenant will remain liable to Landlord for all payment obligations (including, without limitation, rent, additional rent, and tax, common area maintenance and insurance reimbursement, if any) and all other obligations under the Lease (including Tenant’s obligation to insure the Leased Premises) accrued through (and including) the Lease termination date.

(d)

If Landlord proceeds with the redevelopment and Tenant’s Lease is not terminated as described above, during the course of the redevelopment Tenant shall, at its expense, erect a temporary sign or banner as directed by Landlord until the completion of the renovation. On or before the completion of the renovation, Landlord will provide Tenant with revised Project sign criteria and Tenant shall be required, at Tenant’s sole cost and expense, to install a sign that complies with the sign criteria. Tenant’s sign design drawings and specifications shall be submitted to Landlord for Landlord’s written approval prior to the fabrication and erection of Tenant’s sign. The sign shall be governed by all applicable provisions of this Lease, including, but not limited to, Tenant’s duty to repair and insure the sign. The sign shall be subject to all governmental authorities’ codes and restrictions.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple original counterparts as of the day and year first above written.

Witnesses as to Landlord:		LANDLORD: Portside Yachting Center LLC

C. Pollock		Name:	/s/
By:	C Pollock	As its:	General Manager

Shelley Huddle
Shelley Huddle

Witnesses as to Landlord:		TENANT: Diversified Health & Fitness, Inc.

Rachel Garreau		By:	/s/Roger Wittenberns
By:	Rachel Garreau	Name:	Roger Wittenberns
		As its:	CEO
Andrew Barnett
Andrew Barnett

EXHIBIT “A”

LEGAL DESCRIPTION OF PROPERTY

[TO BE ATTACHED]

A portion of parcel “A” Port Everglades Plat No.2 PB 108 PG 131 Broward County, Florida [3.89 Acres]

A-1

EXHIBIT “B”

FLOOR PLAN OF PREMISES

WORK ROOM
OFFICE 8
OFFICE 1
OFFICE 6
OFFICE 2
OFFICE 7
OFFICE 3
RECEPTION

(Sketches, cross-hatching, dimensions and area calculations are for illustrative purposes only and are not intended to detail the actual physical boundaries, dimensions or square footage of the Premises.)

B-1

EXHIBIT “C”

RULES AND REGULATIONS

The following Rules and Regulations, accepted by Tenant, are to enable Landlord to provide, maintain, and operate, to the best of Landlord’s ability, the Property to the standards adopted by Landlord.

1.

Tenant, its officers, agents, servants and employees shall not block or obstruct any of the entries, passages, doors, elevators, elevator doors, hallways or stairways of the Complex, or place, empty or throw any rubbish, litter, trash or material of any nature into such areas, or permit such areas to be used at any time except for ingress or egress of Tenant, its officers, agents, servants, employees, patrons, licensees, customers, visitors or invitees.

2.

The movement of furniture, equipment, machines, merchandise or materials within, into or out of the Premises and the Property shall be restricted to time, method and routing of movement as determined by Landlord upon request from Tenant. Tenant shall assume all liability and risk to the Property in such movement. Tenant shall not move furniture, machines, equipment, merchandise or materials within, into or out of the Complex without having first obtained written permission from Landlord 24 hours in advance. Safes, large files, electronic data processing equipment and other heavy equipment or machines shall be moved into the Premises only with Landlord’s written permission and placed where directed by Landlord.

3.

No sign, door plaque, advertisement or notice shall be displayed, painted or affixed by Tenant, its officers, agents, servants, employees, patrons, licensees, customers, visitors, or invitees in or on any part of the outside or inside of the Building, the Premises or the Property without prior written consent of Landlord and then only of such color, size, character, style and materials and in such places as shall be approved and designated by Landlord.

4.

Landlord will not be responsible for lost or stolen property, equipment, money or any article taken from the Premises or the Property regardless of how or when loss occurs, except in the case of gross negligence by Landlord and its agents.

5.

No additional locks shall be placed on any door or changes made to existing locks in the Building without the prior written consent of Landlord. Landlord will furnish 2 keys to each lock on doors in the Premises. Landlord, upon request of Tenant, shall provide additional duplicate keys at Tenant’s expense. Landlord may at all times keep a pass key to the Premises. All keys shall be returned to Landlord promptly upon termination of the Lease.

6.

Tenant, its officer, agents, servants or employees shall do no painting or decorating in the Premises, or mark, paint or cut into, drive nails or screw into or in any way deface any part of Premises or the Complex without the prior written consent of Landlord. If Tenant desires signal, communication, alarm or other utility or service connection installed or changed, such work shall be done at expense of Tenant, with the approval and under the direction of Landlord.

7.

Tenant, its officers, agents, servants and employees shall not permit the operation of any musical or sound producing instruments or device which may be heard outside the Premises or which may emanate electrical waves which will impair radio, television broadcasting or reception or interfere with the use of computers or telephonic equipment from or in the Building.

8.

Tenant, its officers, agents, servants and employees shall, before leaving the Premises unattended, close and lock all doors and shut off all utilities; damage resulting from failure to do so shall be paid by Tenant. Tenant, before closing for the day and leaving the Premises, shall see that all blinds and/or draperies are pulled and drawn.

9.

All plate and other glass now in the Premises or Complex which is broken through the cause which is attributable to Tenant, its officers, agents, servants, employees, patrons, licensees, customers, visitors or invitees shall be replaced by and at expense of Tenant under the direction of Landlord.

10.

Tenant shall give Landlord prompt notice of all accidents to or defects in air conditioning equipment, plumbing, electric facilities or any part or appurtenance of Premises.

11.

The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein. The expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant, who shall, or whose officers, employees, agents, servants, patrons, customers, licensees, visitors or invitees shall have caused it.

12.

All contractors and/or technicians performing work for Tenant within the Premises or Complex shall be referred to Landlord for approval before performing such work. This shall apply to all work including, but not limited to, installation of telephones, telegraph equipment, electrical devices and attachments, and all installations affecting floors, walls, windows, doors, ceiling, equipment or any other physical feature of the Complex or the Premises. None of this work shall be done by Tenant without Landlord’s prior written approval.

13.

No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building; nor placed in the halls, corridors or vestibules without the prior written consent of Landlord.

14.

Glass panel doors that reflect or admit light into the passageways or into any place in the Building shall not be covered or obstructed by the Tenant, and Tenant shall not permit, erect, and/or place drapes, furniture, fixtures, shelving, display cases or tables, lights or signs and advertising devices in front of or in proximity of interior and exterior windows, glass panels, or glass doors providing a view into the interior of the Premises unless same shall have first been approved in writing by Landlord.

15.

Canvassing, soliciting and peddling in the Complex (including the Parking Facility) are prohibited and Tenant shall cooperate to prevent the same. Tenant shall not distribute any handbills or other advertising matter in automobiles parked in the Parking Facility. Tenant shall promptly report any such activities to the Building Manager’s office.

16.

No hand trucks, except those equipped with rubber tires and side guards, shall be used in any space, or in the public halls of the Building, either by any Tenant or by jobbers or others, in the delivery or receipt of merchandise or otherwise.

17.

The work of Landlord’s janitors or cleaning personnel shall not be hindered by Tenant after 5:30 P.M. and such work may be done at any time when the offices are vacant. The windows, doors and fixtures may be cleaned at any time. . .

18.

If Tenant must dispose of crates, boxes, etc., which will not fit into office wastepaper baskets, it will be the responsibility of Tenant to dispose of same. In no event shall Tenant set such items in the public hallways or other areas of Complex, excepting Tenant’s own Premises, for disposal.

19.

Tenants may not bring furniture and equipment into the Premises that does not fit in the elevators for the Building and that does not pass through the doorways of the Premises or Building unless such furniture or equipment is made in parts and set up in the Premises. Landlord reserves the right to refuse to allow to be placed in the Building any furniture or equipment of any description which does not comply with the above conditions.

20.

Tenant will be responsible for any damage to the Premises, including carpeting and flooring, caused by rust or corrosion of file cabinets, roller chairs, metal objects or spills of any type of liquid.

21.

Tenant shall not install any antenna or aerial wires, or radio or television equipment, or any other type of equipment, inside or outside of the Building or the Complex, without Landlord’s prior approval in writing, and upon such terms and conditions as may be specified by Landlord in each and every instance, including the payment of a rental fee for such space.

22.

Tenant shall not use the name of the Building for any purpose other than that of the business address of Tenant or use any letterheads, envelopes, circulars, notices, advertisements, containers or wrapping material without Landlord’s express consent in writing.

23.

Tenant shall not conduct its business in such manner as to create any nuisance, or interfere with, annoy or disturb any other tenant in the Complex or Landlord in its operation of the Complex or commit waste or suffer or permit waste to be committed in the Premises or Complex. In addition, Tenant shall not allow its officers, agents, employees, servants, patrons, customers, licensees and visitors to conduct themselves in such manner as to create any nuisance or interfere with, annoy or disturb any other tenant in the Complex or Landlord in its operation of the Complex or commit waste or suffer or permit waste to be committed in the Premises or the Complex. Tenant shall not permit its employees to loiter on the Property outside of the Premises.

24.

Tenant, its officers, agents, servants and employees shall not install or operate any refrigerating, heating (if provided) or air conditioning apparatus or carry on any mechanical operation or bring into Premises, Building or Parking Facility any inflammable fluids or explosives without written permission of Landlord.

25.

Tenant, its officers, agents, servants or employees shall not use the Premises, or any portion of the Complex for housing, lodging or sleeping purposes or for the cooking or preparation of food without the prior written consent of the Landlord.

26.

Tenant, its officers, agents, servants, employees, patrons, licensees or invitees shall not bring into the Property or keep on the Premises any fish, fowl, reptile, insect, or animal or any bicycle or other vehicle without the prior written consent of Landlord. Wheel chairs and baby carriages are excepted from this rule.

27.

Neither Tenant nor any officer, agent, employee, licensee or invitee of any Tenant shall go upon the roof of the Building without the written consent of the Landlord.

28.

No smoking shall be permitted anywhere in the Building or on the Property except in Landlord-designated smoking areas.

EXHIBIT “D”

GUARANTY OF LEASE

THIS GUARANTY OF LEASE (this “Guaranty”) is made as of August 8, 2008, jointly and severally by Diversified Health & Fitness, Inc., Zoo Franchise Corp., Rejuvenate Franchise Corp., Liberty Fitness Holdings LLC and ShapeXpress Holdings, Inc. (individually and collectively the “Guarantor”), to and in favor of Portside Yachting Center LLC, a Florida Limited Corp, having an office at 1850 S E 17th Street, Suite C, Fort Lauderdale, FL 33316 (“Landlord”).

RECITALS

A. Landlord and Diversified Health & Fitness, Inc. (“Tenant”) are, concurrently with the execution and delivery of this Guaranty, entering into a lease agreement (the “Lease”) for Suite 203 (“Premises”) in the building located at 1850 SE 17th Street Fort Lauderdale, Florida, as more particularly described in the Lease, located in Broward County (“County”).

B. Guarantor represents and warrants to Landlord that Guarantor is benefited, directly or indirectly, by Tenant’s entering into the Lease.

C. As a specific and material inducement to Landlord to enter into the Lease with Tenant, Guarantor has agreed to execute and deliver this Guaranty, and by this Guaranty to guarantee the payment of all sums and charges payable by Tenant under the Lease and the performance and observance of all of Tenant’s obligations set forth in the Lease.

NOW, THEREFORE, in consideration of the execution and delivery of the Lease by Landlord and other good and valuable consideration, the receipt and sufficiency of which are conclusively acknowledged, Guarantor covenants and agrees as follows to the following provisions:

1.

The recitals to this Guaranty are true and incorporated in this Guaranty.

2.

Guarantor guarantees, absolutely and unconditionally, to Landlord, and to any mortgagee holding a mortgage upon the interest of Landlord in the Premises and to the underlying lessor under the ground lease to Landlord, (a) the full and prompt payment of all sums and charges payable by Tenant under the Lease and any and all amendments, modifications or other instruments relating thereto, whether now or hereafter existing (b) the full and prompt performance and observance of all terms, covenants, conditions and agreements to be performed and observed by Tenant under the Lease and any and all amendments, modifications and other instruments relating thereto, whether now or hereafter existing, and (c) the full and prompt payment of all damages (actual, consequential, and punitive), costs and expenses which shall at any time be recoverable by Landlord from Tenant by virtue of the Lease and any amendments, modifications and other instruments relating thereto (individually and collectively, “Liabilities of Tenant”). Guarantor covenants and agrees to and with Landlord that if Tenant, or its successors and assigns, shall default at any time in the payment of any sum or charge payable by Tenant under the Lease or in the performance and observance of any of the terms, covenants, provisions or conditions contained in the Lease, Guarantor shall forthwith pay to Landlord all sums and charges due under the Lease, shall immediately faithfully perform and fulfill all of such terms, covenants, conditions and provisions of the Lease and shall immediately pay to Landlord all damages that may arise in consequence of any such default by Tenant, including, without limitation, all attorneys’ (including paralegals’ and similar support personnel’s) and accountants’ fees, costs and disbursements (including those related to any appellate matters) incurred by Landlord or caused by any such default and/or the enforcement of this Guaranty and/or the collection.

3.

All moneys available to Landlord for application in payment or reduction of the Liabilities of Tenant may be applied by Landlord, in such manner and in such amounts and at such time or times as Landlord may see fit, to the payment or reduction of such of the Liabilities of Tenant as Landlord may elect.

4.

This Guaranty shall be in effect with respect to all matters arising during or relating to the entire period the Lease is in effect, including all renewals and extensions, beginning with the commencement of the Lease, and the liability of the Guarantor shall not be affected, waived, released, discharged, modified or diminished by reason (a) of any assignment of the Lease by Tenant or any subletting of the Premises thereunder, (b) of any dealings or transactions occurring between Landlord and Tenant, (c) of any bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, receivership or trusteeship affecting Tenant or the rejection or disaffirmance of the Lease in any proceedings or (d) that any security for the Liabilities of Tenant is exchanged, surrendered or released or the Lease or any other obligation of Tenant is changed, altered, renewed, extended, continued, surrendered, compromised, waived or released in whole or in part, or that any default with respect thereto is waived, whether or not notice thereof is given to Guarantor. Guarantor acknowledges and agrees that the Liabilities of Tenant may, from time to time, be exchanged, surrendered, changed, altered, continued, renewed, extended, modified, compromised, released or waived by Landlord and that Landlord may fail to set off and may release, in whole or in part, any credit on its books in favor of Tenant, and may extend further credit in any manner whatsoever to Tenant, and generally deal with Tenant or any such security as Landlord may see fit, all without notice to or assent by Guarantor, as if Landlord had obtained the prior written consent of Guarantor; and Guarantor shall remain bound under this Guaranty notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, modification, continuance, compromise, waiver, inaction, extension of further credit or other dealing. If Guarantor is a governmental entity (domestic or foreign) or otherwise entitled to diplomatic or sovereign immunity, in connection with any suit, action or other proceeding arising out of or relating to the Lease or this Guaranty, Guarantor (a) waives the defense of diplomatic or sovereign immunity to which it may be entitled, whether directly or indirectly, (b) waives service of process under any federal statute, rule or other law and consents to, and acknowledges Tenant is subject to, service of process in accordance with the laws of the State of Florida, and (c) waives any right to remove any such suit, action or proceeding to federal court or any other court.

5.

If Tenant fails to surrender the Premises upon the expiration or earlier termination of the Lease Term, Guarantor shall be liable for all damages, actual, consequential or punitive, arising from, growing out of or related to any such failure to surrender the Premises.

6.

Guarantor expressly waives (a) notice of acceptance of this Guaranty, (b) presentment and demand for payment of any of the Liabilities of Tenant; (c) protest and notice of nonpayment, nonperformance, nonobservance or default to Guarantor or to any other Party with respect to any of the Liabilities of Tenant; (d) all other notices to which Guarantor might otherwise be entitled; and (e) any demand for payment under this Guaranty. Guarantor expressly agrees that the validity of this Guaranty and the obligations of Guarantor shall not be terminated, affected, diminished or impaired by reason of the assertion or the failure to assert by Landlord against Tenant, or Tenant’s successors and assigns, of any of the rights or remedies reserved to Landlord pursuant to provisions of the Lease.

7.

This Guaranty is an absolute and unconditional guaranty of payment and of performance, regardless of any law, regulation, or decree now or in the future in effect which might in any manner affect the obligations of Tenant or any rights of Landlord, or cause or permit to be invoked any alteration of time, amount, currency, or manner of payment of any of the obligations guaranteed. This Guaranty shall be enforceable against Guarantor without the necessity for any suit or proceeding on Landlord’s part of any kind or nature whatsoever against Tenant, without the necessity that resort be had to any security or to any balance of any deposit account or credit on the books of Landlord in favor of Tenant or any other person or entity. No invalidity, irregularity or unenforceability of all or any part of the Lease shall affect, impair or be a defense to this Guaranty and this Guaranty shall constitute a primary obligation of the undersigned.

8.

Each reference herein to Landlord shall be deemed to include its successors and assigns, in whose favor the provisions of this Guaranty shall also inure. Each reference herein to Guarantor shall be deemed to include the legal representatives, successors and assigns of Guarantor, all of whom shall be bound by the provisions of this Guaranty. The obligations of each Party comprising Guarantor shall be joint and several, and the release of one of such Parties shall not release any of the other Parties. Notwithstanding any of the forgoing, nothing contained in this provision shall be deemed to incur any personal liability on the directors, officers, shareholders, agents, or employees of any Guarantor.

9.

No delay on the part of Landlord in exercising any rights or failure to exercise the same shall operate as a waiver of such rights; no notice to or demand on Guarantor shall be deemed to be a waiver of the obligation of Guarantor or of the right of Landlord to take further action without notice or demand as provided herein; nor in any event shall any modification or waiver of the provisions of this Guaranty nor any termination hereof be effective unless in writing signed by Landlord, nor shall any waiver be applicable except in the specific instance for which given.

10.

Guarantor: (a) irrevocably consents and submits to the jurisdiction of any federal, state, county or municipal court sitting in the County in respect to any action or proceeding brought therein by Landlord against Guarantor concerning any matters arising out of or in any way relating to this Guaranty or the Lease; (b) expressly waives any rights of Guarantor pursuant to the laws of any other jurisdiction by virtue of which exclusive jurisdiction of the courts of any jurisdiction other than the County might be claimed; (c) irrevocably waives personal service of any summons and complaint, and consents to the service upon Guarantor of process in any such action or proceeding by the mailing of such process by first class, registered or certified mail, or private “overnight” delivery service, postage prepaid, to Guarantor at the address set forth in Section 11 below; (d) irrevocably waives all objections as to venue and any and all rights Guarantor may have to seek a change of venue with respect to any such action or proceeding; (e) agrees that the laws of the State of Florida shall govern in any such action or proceeding, and waives any defense to any action or proceeding granted or allowed by the laws of any other state, country or jurisdiction unless such defense is also allowed by the laws of the State of Florida; and (f) agrees that any final judgment rendered against Guarantor in any such action or proceeding shall be conclusive and may be enforced in the County or any other jurisdiction by suit on the judgment or in any other manner provided by law, and expressly consents to the affirmation of the validity of any such judgment by the courts of the County or any other jurisdiction so as to permit execution thereon. Guarantor further agrees that any action or proceeding by Guarantor against Landlord with respect to any matters arising out of or in any way relating to the Lease shall be brought only in the County. Guarantor represents that there are no treaties or laws which would preclude, impair or hinder the recognition of any judgment rendered by any such court sitting in the State of Florida by, and the enforcement of any such judgment by, the courts of the or any other jurisdiction, and Guarantor agrees that Guarantor shall interpose no defense or claim against and shall consent to the issuance of all necessary documents by the courts of Florida or any other jurisdiction in order to execute upon any such judgment.

11.

By execution of this Guaranty, Guarantor consents to notice being given or process being served in any suit or proceeding of the nature referred to in this Guaranty by mailing a copy thereof by first class, registered or certified mail, postage prepaid, addressed to Guarantor c/o Tenant at address set forth for Tenant in the Lease. Guarantor expressly agrees that such service shall be deemed in every respect effective service of process upon Guarantor in any suit, action, or proceeding arising out of this Guaranty, and be taken and held to be valid personal service upon and personal delivery to Guarantor.

12.

This Guaranty may be executed in one or more counterparts, each of which counterparts shall be an original.

13.

All of Landlord’s rights and remedies under the Lease or under this Guaranty are intended to be distinct, separate and cumulative and no such right and remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others.

14.

As a further inducement to Landlord to accept the Lease and in consideration thereof, Landlord and Guarantor covenant and agree that in any action or proceeding brought on, under or by virtue of this Guaranty, whether in tort, contract or otherwise, Landlord and Guarantor shall and do WAIVE TRIAL BY JURY in any such action or proceeding. This waiver is knowingly and voluntarily given; Guarantor acknowledges that this provision is a material inducement to Landlord to enter into the Lease with Tenant.

15.

The Guaranty shall be governed by and construed in accordance with the laws of the State of Florida, without application of its conflict of law principles.

16.

There shall be no modification of the provisions of this Guaranty unless the same be in writing and signed by Landlord and Guarantor.

IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the 8th day of August, 2008.

WITNESSES	GUARANTOR: Diversified Health & Fitness, Inc.
	By:	/s/ Roger Wittenberns
/s/ Rachel Garreau	Name:
Print Name: Rachel Garreau	As Its:	CEO

STATE OF FLORIDA	)
)
COUNTY OF BROWARD	)

The foregoing instrument was acknowledged before this 8th day of August, 2008 by Roger Wittenberns, the CEO of Diversified Health & Fitness, Inc., a Florida corporation. He/she is personally know to me or has provided as identification.

/s/ Jonathan Cashon
Print Name: Jonathan Cashon
Notary Public:
My Commission Expires: May 17, 2009

WITNESSES	GUARANTOR: Zoo Franchise Corp.
	By:	/s/ Roger Wittenberns
/s/ Rachel Garreau	Name:
Print Name: Rachel Garreau	As Its:	CEO

STATE OF FLORIDA	)
)
COUNTY OF BROWARD	)

The foregoing instrument was acknowledged before this 8th day of August, 2008 by Roger Wittenberns, the CEO of Zoo Franchise Corp., a Florida corporation. He/she is personally know to me or has provided as identification.

/s/ Jonathan Cashon
Print Name: Jonathan Cashon
Notary Public:
My Commission Expires: May 17, 2009

WITNESSES	GUARANTOR: Rejuvenate Franchise Corp.
	By:	/s/ Roger Wittenberns
/s/ Rachel Garreau	Name:
Print Name: Rachel Garreau	As Its:	CEO

STATE OF FLORIDA	)
)
COUNTY OF BROWARD	)

The foregoing instrument was acknowledged before this 8th day of August, 2008 by Roger Wittenberns, the CEO of Rejuvenate Franchise Corp., a Florida corporation. He/she is personally know to me or has provided as identification.

/s/ Jonathan Cashon
Print Name: Jonathan Cashon
Notary Public:
My Commission Expires: May 17, 2009

WITNESSES	GUARANTOR: Liberty Fitness Holdings LLC
	By:	/s/ Roger Wittenberns
/s/ Rachel Garreau	Name:
Print Name: Rachel Garreau	As Its:	CEO

STATE OF FLORIDA	)
)
COUNTY OF BROWARD	)

The foregoing instrument was acknowledged before this 8th day of August, 2008 by Roger Wittenberns, the CEO of Liberty Fitness Holdings LLC, a Florida corporation. He/she is personally know to me or has provided as identification.

/s/ Jonathan Cashon
Print Name: Jonathan Cashon
Notary Public:
My Commission Expires: May 17, 2009

WITNESSES	GUARANTOR: ShapeXpress Holdings, Inc.
	By:	/s/ Roger Wittenberns
/s/ Rachel Garreau	Name:
Print Name: Rachel Garreau	As Its:	CEO

STATE OF FLORIDA	)
)
COUNTY OF BROWARD	)

The foregoing instrument was acknowledged before this 8th day of August, 2008 by Roger Wittenberns, the CEO of ShapeXpress Holdings, Inc., a Florida corporation. He/she is personally know to me or has provided as identification.

/s/ Jonathan Cashon
Print Name: Jonathan Cashon
Notary Public:
My Commission Expires: May 17, 2009

EXHIBIT “E”

TENANT ACCEPTANCE LETTER

This declaration is attached to and made part of the lease agreement dated August 8, 2008, entered into by and between Portside Yachting Center LLC as Landlord and Diversified Health Fitness, Inc., as Tenant.

The undersigned, as Tenant, confirms as of the date hereof the following:

1.

Tenant has accepted possession of the Premises on the date hereof and is currently able to occupy the same.

2.

The Rent Commencement Date and the obligation to commence the payment of rent commenced or will commence on September 1, 2008.

3.

All alterations and improvements required to be performed by Landlord pursuant to the Terms of the Lease to prepare the entire Premises for Tenant’s initial occupancy have been satisfactorily completed, except for the following:

(i)

4.

As of this date, Landlord has fulfilled all of its obligations under the Lease.

5.

The Lease is in full force and effect and has not been modified, altered, or amended, except pursuant to any instruments described above, if any.

6.

There are no offsets or credits against Base Rent or Additional Rent, nor has any Base Rent or Additional Rent been prepaid except as provided pursuant to the Terms of the Lease.

7.

Tenant has no notice of any prior assignment, hypothecation, or pledge of the Lease or any Rent due under the Lease.

TENANT: Diversified Health & Fitness, Inc.

By:
Name:
As its:

Print Name

E-1

EXHIBIT “F”

ALTERATIONS WORK LETTER

THIS AGREEMENT (this “Work Letter’’) is attached to and made a part of that certain Lease Agreement (the “Lease”) dated the 9th day of August 2008; by and between Portside Yachting Center LLC(“Landlord”), and Diversified Health & Fitness, Inc. (“Tenant”). The terms, definitions and other provisions of the Lease are hereby incorporated in this Work Letter by reference. As an inducement to Tenant to enter into the Lease, and in consideration of the mutual covenants and conditions hereinafter set forth, Landlord and Tenant agree as follows:

1.

LEASEHOLD IMPROVEMENTS. The Leasehold Improvements shall be completed by Landlord in accordance with the terms of this Work Letter prior to the Rent Commencement Date. The Leasehold Improvements shall consist of the Existing Improvements, and Landlord’s Work. “Existing Improvements” shall mean all improvements which exist in the Premises prior to any modifications required pursuant to this Work Letter. The Landlord’s Work is limited to the following:

A) Completion of interior improvements, but expressly excluding furniture, fixtures and equipment, consistent with the floor plan of the Premises depicted on “Exhibit B.

2.

PLANS AND SPECIFICATIONS.

a)

Landlord may, in Landlord’s sole discretion, demand that all Leasehold Improvements, including modifications to the Existing Improvements (if any), be specified in a set of plans and specifications (“Plans and Specifications”) in detail sufficient to comprehensively define the construction work to be performed hereunder and to satisfy applicable permitting regulations which may be imposed by any governmental authority or required pursuant to applicable building codes. The Plans and Specifications shall be prepared by an architect designated by Land lord (“Landlord’s Architect”), and Tenant shall be available to meet with Landlord ‘s Architect so as to assure that the Plans and Specifications can be submitted to Landlord following approval by Tenant within ten (10) days following Lease execution (or in the case of a modification to the original Plans and Specifications, within ten (10) days following the date upon which the need or request for such modification is initiated) for Landlord’s final review and approval, which approval may be granted, withheld, or given conditionally subject to modification as determined by Landlord in Landlord ‘s reasonable discretion within ten (1 0) days thereafter. If the Plans and Specifications are not approved by Landlord, Tenant shall haves period often (10) days in which to work with Landlord’s Architect to make any modifications to the Plans and Specifications as required by Landlord and then resubmit same to Landlord in final form. If Tenant fails to resubmit the Plans and Specifications in such form as Landlord shall require within such ten (10) day period, Landlord may terminate the Lease and retain all deposits and other amounts paid by Tenant or, Landlord may prepare Plans and Specifications in accordance with Landlord’s requirements, and the construction of the Leasehold Improvements shall proceed as if the final Plans and Specifications had been resubmitted by Tenant and approved by Landlord.

b)

Once accepted by Landlord in final form, the Plans and Specifications maybe changed only with Landlord’s approval, and Tenant shall be liable for any additional costs incurred by Landlord as a result of any such change. An original set of the Plans and Specifications and any

F-1

modifications thereto, when accepted by Landlord, shall be initialed on each page by Landlord and Tenant and retained in Landlord’s file as the conclusive evidence of the final form of the Plans and Specifications.

c)

Notwithstanding anything to the contrary contained herein, Landlord shall have the sole right to determine architectural design and the structural, mechanical and other standard details and specifications of the work to be performed pursuant to this Work Letter, including, without limitation, the type of materials and the manufacturer and supplier thereof.

3.

LANDLORD’S WORK. Landlord shall complete, at its sole expense, the items identified as “Landlord’s Work”. Subject to the limitations set forth below, all costs incurred by Landlord associated with the completion of Landlord’s Work shall be considered “Landlord ‘s Contribution” under the Lease, including but not limited to actual construction costs, the cost of preparation of Plans and Specifications for Landlord ‘s Work and the cost of any non-standard building materials or modifications to Landlord’s Work shall be considered a part of Tenant’s Costs hereunder. Notwithstanding anything herein or in the Lease to the contrary, in no event shall Landlord’s Contribution, or the cost to Landlord of performing Landlord’s Work hereunder, exceed the sum of $35,000.

4.

CONTRACTOR(S) AND PERMITS. Landlord shall use its own Contractor(s) and shall obtain all governmental permits which are necessary to complete the Leasehold Improvements, with the exception of any improvements (whether or not shown in the Plans and Specifications) which Landlord and Tenant agree in writing shall be constructed or installed by Tenant. If the parties hereto agree that Tenant shall undertake to construct or install some portion of the improvements, then Tenant shall use contractors which have been approved by Landlord, Tenant shall be responsible for obtaining all necessary permits and approvals for such work, and Tenant shall comply with such other requirements as may be imposed by Landlord. In such event, Landlord shall permit Tenant and Tenant’s contractors to enter the Premises prior to the Commencement Date to perform such construction or installation. Landlord shall not be liable in any way for any injury, loss, damage or delay which may be caused by or arise from such entry by Tenant, its employees or contractors, and Tenant shall indemnify, defend and hold Landlord harmless from any loss, damage or expense which may be incurred in connection with such entry.

F-2

DEMAND PROMISSORY NOTE
(the “NOTE”)

$110,000	Date: August 8, 2008

FOR VALUE RECEIVED, the undersigned (the “Maker”) jointly and severally promise to pay to the order of Portside Yachting Center LLC, (“Landlord”) the total amount of Deferred Rent, together with interest of eight percent (8.00% ) per annum on the unpaid balance.

During the first thirty (30) months of that certain Lease between Landlord and Maker dated August 8, 2008 (the “Lease”) that party of Maker which is a Tenant under the Lease shall have the right to defer certain payments of “Rent” as defined under the Lease (the “Deferred Rent”) in the maximum amount of One Hundred Ten Thousand Dollars ($110,000).

The amount of Deferred Rent outstanding, commencing as of the Rent Commencement Date under the Lease, shall be increased as of the Rent Commencement Date and on the first day of each of the following twenty-three (23) months by an amount equal to the difference between (i) the then applicable “Minimum Monthly Rent”, as provided below, and (ii) Tenant’s then due monthly Base Rent and Additional Rent, collectively the “Rent”, as determined under the Lease. The “Minimum Monthly Rent” shall be as follows: Months 1-3 $0 Months 4-12 - $4,000.00/month; Months 13- 30- $5,000.00/month.

As of September 1, 2010, that date which is the twenty-four month anniversary date of this Note (“Repayment Commencement Date”), the entire outstanding Deferred Rent principal balance and any accrued interest thereon, calculated from the date first incurred, and increased by additional Deferred Rent and accrued interest, if any, during months 25-30, shall be payable in equal monthly installments, the number of which installments shall be those number of months then remaining through September 1, 2013 (the “Due Date”).

By way of clarification, if the Deferred Rent balance at the Repayment Commencement Date is $90,000, as of that date, Maker shall owe and pay that monthly installment which repays this balance over 48 equal installments of principal and interest as provided for herein. If the Deferred Rent balance is increased to $100,000 as of month 28 (December 1, 2010), as of that date Maker shall pay that monthly installment which repays this balance over 44 equal installments of principal and interest as provided for herein. As of March 1, 2011, as of that date and the first of each month thereafter through the Due Date or earlier paid in full, Maker shall pay that monthly installment which repays the outstanding Deferred Rent balance as of month 30 over 42 equal installments of principal and interest as provided for herein.

In the event this note is turned over for collection, the undersigned agree to pay all reasonable legal fees and costs of collection to the extent permitted by law. This note shall take effect as a sealed instrument and be enforced in accordance with the laws of the State of Florida. All parties to this note waive presentment, notice of non-payment, protest and notice of protest, and agree to remain fully bound notwithstanding the release of any party, extension or modification of terms, or discharge of any collateral for this note.

Any default by Maker under this NOTE shall Landlord and Diversified Health & Fitness, Inc. constitute a default under the between Landlord and Diversified Health & Fitness, Inc.

Diversified Health & Fitness, Inc.

Witness:	/s/ Roger Wittenberns
/s/ Rachel Garreau	By:	Roger Wittenberns
By: Rachel Garreau	Title:	CEO

Zoo Franchise Corp.

Witness:	/s/ Roger Wittenberns
/s/ Rachel Garreau	By:	Roger Wittenberns
By: Rachel Garreau	Title:	CEO

Rejuvenate Franchise Corp.

Witness:	/s/ Roger Wittenberns
/s/ Rachel Garreau	By:	Roger Wittenberns
By: Rachel Garreau	Title:	CEO

Liberty Fitness Holdings, LLC

Witness:	/s/ Roger Wittenberns
/s/ Rachel Garreau	By:	Roger Wittenberns
By: Rachel Garreau	Title:	CEO

ShapeXpress Holdings, Inc.

Witness:	/s/ Roger Wittenberns
/s/ Rachel Garreau	By:	Roger Wittenberns
By: Rachel Garreau	Title:	CEO

AMENDMENT TO LEASE
between
Diversified Health Systems, Inc.
and
PORTSIDE YACHTING CENTER LLC

THIS AMENDMENT TO LEASE (“Amendment”) is made and entered into as of this day of August, 2008, by and between Diversified Health & Fitness, Inc., a Florida corporation (“Tenant”), whose address is Suite 203, 1850 SE 17th Street, Fort Lauderdale, Florida, 33316 (the “Premises”), and PORTSIDE YACHTING CENTER LLC, and its assigns, (“Landlord”).

W I T N E S S E T H:

WHEREAS, this Amendment incorporates the original Lease dated August 8, 2008;

WHEREAS, Tenant seeks to store and display certain equipment in Bay 103; and

WHEREAS, Landlord is willing to accommodate Tenant's need for storage;

NOW THEREFORE, in consideration of the Amendment of the Lease by Landlord to Tenant, the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

55.

THE FOREGOING RECITALS ARE TRUE AND CORRECT AND ARE INCORPORATED HEREIN BY REFERENCE.

56.

STORAGE AND DISPLAY PREMISES. A NEW PARAGRAPH (54) “TEMPORARY STORAGE” SHALL BE ADDED AS FOLLOWS: TENANT SHALL HAVE THE RIGHT TO USE BAY 103 OF THE COMPLEX FOR THE PURPOSE OF STORING AND DISPLAYING CERTAIN OF ITS FITNESS EQUIPMENT. TENANTS USE OF BAY 103 SHALL BE SUBJECT TO LANDLORD'S RIGHT, AT ANY TIME WITH THREE (3) DAYS PRIOR WRITTEN NOTICE TO REVOKE THE USE THEREOF FOR ANY REASON OR NO REASON WHATSOEVER, WHEREUPON TENANT SHALL WITHIN THREE (3) DAYS OF HAVING RECEIVED THE LANDLORD'S NOTICE, SURRENDER AND VACATE BAY 103, DELIVERING TO LANDLORD THE SPACE IN A CONDITION EQUAL TO THAT EXISTING AT THE TIME OF ITS FIRST OCCUPANCY OF BAY 103, WEAR AND TEAR NOT EXCEPTED. TENANT AGREES THAT ITS USE AND OCCUPANCY OF BAY 103 SHALL BE GOVERNED BY THE TERMS AND PROVISIONS OF THIS LEASE AS APPLICABLE TO THE TENANT'S PREMISES. TENANT SHALL NOT BE CHARGED RENT FOR ITS USE OF BAY 103, HOWEVER, FOR SO LONG AS TENANT OCCUPIES BAY 103, IT SHALL REIMBURSE LANDLORD MONTHLY (AS AND WHEN ITS MONTHLY RENT FOR THE PREMISES IS DUE AND PAYABLE) THE COST OF ELECTRICITY DIRECTLY METERED TO BAY 103 AND BILLED TO LANDLORD. PURSUANT TO THE INSURANCE PROVISIONS OF PARAGRAPH 19 OF THE LEASE, TENANT SHALL PROVIDE LANDLORD SUE INSURANCE CERTIFICATES AS REASONABLY REQUIRED BY LANDLORD NAMING IT AS AN

ADDITIONAL INSURED PARTY WITH RESPECT TO TENANT'S USE AND OCCUPANCY OF BAY 103.

57.

INDEMNIFICATION. TENANT AND GUARANTOR HEREBY AGREE TO INDEMNIFY AND HOLD LANDLORD, ITS SUCCESSORS AND/OR ASSIGNS HARMLESS, FROM AND AGAINST ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, JUDGMENT OR SUIT AGAINST LANDLORD, ITS SUCCESSORS AND/OR ITS ASSIGNS BASED UPON, ARISING OUT OF, OR CONNECTED WITH ANY OBLIGATION UNDER THE LEASE AS AMENDED, WHICH SAID OBLIGATION IS DUE AND PAYABLE DURING THE TERM OF THE LEASE AS AMENDED. THIS INDEMNITY SHALL INCLUDE THE COST OF ALL LEGAL DEFENSE AND ATTORNEYS' FEES TO DEFEND ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, JUDGMENT OR SUIT AGAINST.

58.

LAWS OF FLORIDA. THIS LEASE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF FLORIDA AND THE AGREED UPON VENUE WITH REGARD TO THIS ASSIGNMENT SHALL BE BROWARD COUNTY, FLORIDA.

59.

CONTROLLING AGREEMENT. THE LEASE AGREEMENT AS AMENDED SHALL REMAIN IN FULL FORCE AND EFFECT EXCEPT WHERE MODIFIED, AMENDED, SUPPLEMENTED, OR SUPERSEDED BY THE TERMS OF THIS AMENDMENT AGREEMENT, IN WHICH CASE THE TERMS AND CONDITIONS OF THIS AMENDMENT SHALL CONTROL.

60.

INDEPENDENT COVENANTS/PARTIAL INVALIDITY. THE PARTIES HERETO AGREE THAT EACH OF THE PROVISIONS OF THIS AMENDMENT SHALL BE CONSTRUED TO BE INDEPENDENT COVENANTS, CONDITIONS, AND PROMISES OF THE PARTIES HERETO. ACCORDINGLY, IF ANY PROVISION OR CLAUSE OF THIS AMENDMENT AND ASSIGNMENT AS APPLIED TO ANY PART OR ANY CIRCUMSTANCES SHALL BE ADJUDGED BY A COURT TO BE INVALID OR ENFORCEABLE, SUCH ADJUDICATION SHALL IN NO WAY AFFECT ANY OTHER PROVISION IN ANY OTHER CIRCUMSTANCES, OR THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT.

[Signatures on next page]

2

IN WITNESS WHEREOF, the parties have executed this Assignment as of the day and year first above written.

WITNESSES:	TENANT:
Diversified Health & Fitness, Inc.

/s/ Andrew Barnett	By:	/s/ Roger Wittenberns
Print Name: Andrew Barnett	Name:	Roger Wittenberns
	Its:	CEO
/s/ Felicia Sanders
Print Name: Felicia Sanders
LANDLORD:
PORTSIDE YACHTING CENTER LLC

/s/ Reva Fletcher	By:	/s/ Steven W. Hudson
Print Name: Reva Fletcher		Steven W. Hudson, Manager

/s/ Scott Bodenweber
Print Name: Scott Bodenweber

3